Escrow No.__________________                             When Recorded Mail to:
                                                         George Folsom
                                                         One East Liberty #416
                                                         Reno, Nevada  89501

                               SECOND MODIFICATION
                                       OF
                                  DEED OF TRUST


        This Second Modification of Deed of Trust is made as of the ___ day of ___________, 1997, by and between Fitzgeralds Reno, Inc., a Nevada corporation, hereinafter called the "Trustor", First American Title Company of Nevada, a Nevada corporation, hereinafter called the "Trustee;" and the Meta K. Fitzgerald Trust, Meta K. Fitzgerald, Trustee, hereinafter called the "Beneficiary".

                                   WITNESSETH:

        WHEREAS, Lincoln Investments, Inc., Ticor Title Insurance Company, Nevada Club, Inc. and Nevada Club Enterprises, Inc. were parties to that certain Deed of Trust dated December 31, 1986 (the "Deed of Trust"); and

        WHEREAS, Fitzgeralds Reno, Inc. (hereinafter called the "Trustor") is the successor in interest by reason of merger to Lincoln Investment Inc., First American Title Company of Nevada, is the successor Trustee by reason of substitution of Trustee of even date therewith to Western Title Company, Inc., the successor Trustee to Ticor Title Insurance Company by reason of Substitution of Trustee recorded November 3, 1988 in Book 2822, page 710, Document No. 1285173 Official Records of Washoe County, Nevada, and The Meta K. Fitzgerald Trust, Meta K. Fitzgerald, Trustee, is the successor in interest to Meta K. Fitzgerald who is the successor in interest to the Estate of Lincoln Fitzgerald, deceased, Meta K. Fitzgerald, Executrix, which was the successor in interest by reason of assignment from Nevada Club, Inc., and Nevada Club Enterprises, Inc.; and

        WHEREAS, the predecessors to Trustor and Beneficiary executed and delivered the Deed of Trust, which Deed of Trust was recorded December 31, 1986, as Document No. 1129049, Official Records of Washoe County, Nevada, encumbering the real property described therein; and

        WHEREAS, the Deed of Trust secured a note of even date therewith in the original principal amount of TWENTY FIVE MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($25,500,000.00) wherein the predecessor to Trustor was the Maker and the predecessors to Beneficiary were the Payee (the "Original Note"); and

        WHEREAS, on November 30, 1995, Trustor and Beneficiary amended and restated the

Original Note and modified the Deed of Trust (the "First Modification") and provided therein that the Amended and Restated Promissory Note (the "First Amended and Restated Note") was secured by the Deed of Trust; and

        WHEREAS, the First Modification provided that the Deed of Trust, as thereby modified, secured the Original Note as modified by the First Amended and Restated Note in the principal sum of EIGHTEEN MILLION SIX HUNDRED SIX THOUSAND SIX HUNDRED FIFTY-SIX AND 81/100 DOLLARS ($18,606,656.81), which principal and interest thereon was payable in minimum monthly installments of TWO HUNDRED FIFTY THOUSAND AND NO/100 DOLLARS ($250,000.00) each calendar month which commenced the 31st day of December, 1995, and monthly thereafter on the last day of each succeeding calendar month until the 31st day of December, 2001, at which time the entire unpaid principal balance and any unpaid accrued interest was to be paid in full; and

        WHEREAS, payments on the First Amended and Restated Note were made in the amounts set forth in Exhibit "A"; and

        WHEREAS, Trustor and Beneficiary desire to further amend and restate the Original Note as replaced and superseded by the First Amended and Restated Note, and to further modify the Deed of Trust to provide that the Second Amended and Restated Promissory Note of even date herewith (the "Second Amended and Restated Note") is secured by the Deed of Trust as modified by the First Modification and as further modified herein; and

        WHEREAS, it is appropriate to modify the terms of the Deed of Trust, as modified by the First Modification,

        NOW THEREFORE, based upon the foregoing recitals, and for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Trustor, Trustee and Beneficiary agree as follows:

1. The third paragraph after "WITNESSETH" which commences with the words "TO HAVE AND TO HOLD" is modified by deleting therefrom the entirety of said paragraph and by inserting in place thereof the following new language, to wit:

        "TO HAVE AND TO HOLD the same unto the said Trustee and its successors for the purpose of securing payment of an indebtedness in the sum of SEVENTEEN MILLION EIGHT HUNDRED THIRTY-FIVE THOUSAND TWO HUNDRED THIRTY-FIVE AND 18/100 DOLLARS ($17,835,235.18) as follows:

               $17,835,235.18 evidenced by the Second Amended and Restated Note of even date herewith with interest thereon, according to the terms of said Second Amended and Restated Note, which Second Amended and Restated Note is specifically referred to, and by said reference is made a part hereof, as if set out in full, executed by Trustor and delivered to

                Beneficiary, and payable to the order of Beneficiary and any and all extensions or renewals thereof, payment of such additional sums with interest thereon, as may be hereafter loaned by the Beneficiary to the Trustor when evidenced by a Promissory Note or notes of Trustor, payment of all other sums with interest thereon becoming due and payable under the provisions hereof to Trustee or to the Beneficiary and the performance and discharge of each and every obligation, covenant and agreement of Trustor herein contained" and by deleting throughout the Deed of Trust wherever and whenever it appears, the word "Note" and by substituting in place thereof the words "Second Amended and Restated Note".

2. Exhibit "D" and all references thereto in the Deed of Trust, as modified by the First Modification, are deleted in their entirety.

3. As hereby modified, the Deed of Trust, as previously modified by the First Modification, remains in full force and effect, and Trustor continues to be bound to perform the obligations secured thereby.

4. The Second Amended and Restated Note replaces and supersedes in all respects the Original Note and the First Amended and Restated Note, EXCEPT that the Agreement As To Prepayment Of Promissory Note dated November 30, 1995, by and between Fitzgeralds Gaming Corporation, Trustor, and Beneficiary, shall not be replaced or superseded by the Second Amended and Restated Note and shall remain in full force and effect as if set forth in full therein.

5. This Second Modification of Deed of Trust may be executed in multiple counterparts, which taken together shall represent one and the same instrument.

        IN WITNESS WHEREOF, the parties hereto have executed this Second Modification of Deed of Trust the day and year first above written.

FITZGERALDS RENO, INC.                        THE META K. FITZGERALD TRUST,
A NEVADA CORPORATION                          META K. FITZGERALD, TRUSTEE

By: ________________________________          _________________________________
              [signature]                        Meta K. Fitzgerald, Trustee
    ________________________________             "Beneficiary"
             [print name]
Its:________________________________
"Trustor"

ACKNOWLEDGED BY:
First American Title Company of Nevada

By: ____________________________
Name: Mark A. Clark
Title:__________________________
"Trustee"


State of ______________      )
                             ) ss.
County of _____________      )

        This instrument was acknowledged before me on ____________________ by _____________________________ as____________ of Fitzgeralds Reno, Inc.


                                            ____________________________________
                                              (Signature of notarial officer)


State of ______________      )
                             ) ss.
County of _____________      )

        This instrument was acknowledged before me on ____________________ by The Meta K. Fitzgerald as Trustee of the Meta K. Fitzgerald Trust.

                                             ___________________________________
                                               (Signature of notarial officer)

State of ______________      )
                             ) ss.
County of _____________      )

        This instrument was acknowledged before me on ____________________ by _____________________________ as ______________ of First American Title Company
of Nevada.

                                             ___________________________________
                                               (Signature of notarial officer)



                          ACKNOWLEDGMENT AND AGREEMENT

        Fitzgeralds Reno, Inc. ("Trustor") is a party to that certain Stock Redemption Agreement with John G. Metzker ("Metzker") dated December 21, 1990, to a certain Deed of Trust and Security Agreement and Fixture Filing to First American Title Company of Nevada dated March 16, 1992, recorded March 17, 1992 in Book 3440, page 98 as Document No. 1554670, Official Record of Washoe County, Nevada, to a certain Modification of Deed of Trust dated November 17, 1992, recorded November 23, 1992, in Book 3617, page 3, Document No. 1624894, Official Record of Washoe County, Nevada, and to a certain Second Modification of Deed of Trust and Security Agreement and Fixture Filing and Assignment dated July 9, 1997, and recorded July 11, 1997, in Book _______, page_____ as Document No. 2116500, Official Record of Washoe County, Nevada (the "Metzker Documents"), securing unto Metzker an interest in the property described in the Deed of Trust for the benefit of the Meta K. Fitzgerald Trust, Meta K. Fitzgerald, Trustee, ("Beneficiary") referred to in the foregoing Second Modification of Deed of Trust, which interest of Metzker is junior and subordinate to the interest of Beneficiary therein. As a condition of the Second Modification of Deed of Trust between Trustor and Beneficiary, Beneficiary requires the acknowledgment and agreement of Metzker to such Second Modification of Deed of Trust and the Second Amended and Restated Note described therein as provided above in this document. Metzker hereby declares, acknowledges and agrees that Metzker intentionally and unconditionally subordinates the lien or charge of the Metzker Documents to the Second Modification of Deed of Trust and to the terms and conditions of the Second Amended and Restated Note and that his interest in the property secured by the Metzker Documents shall at all times be and remain junior and subordinate to the interest of Beneficiary therein, notwithstanding the Second Modification of Deed of Trust and the Second Amended and Restated Promissory Note, copies of which Agreements Metzker has received and had the opportunity to review, and Trustor and Beneficiary are authorized to file such documents for recording in Washoe County. Further, Metzker hereby waives any rights or actions said party may have pursuant to the marshalling of assets statutes set forth at Nevada Revised Statutes Sections 100.040 and 100.050.

                                             ___________________________________
                                                      JOHN G. METZKER

State of _______________     )
                             )
County of ______________     )

        This instrument was acknowledged before me on _____________ by John G. Metzker.

                                             ___________________________________
                                               (Signature of notarial officer)


                           ACKNOWLEDGMENT AND CONSENT

         Jean Metzker, as assignee of a $1,750,000.00 beneficial interest in the proceeds of that certain Note secured by the Metzker Deed of Trust, pursuant to that certain Assignment of Beneficial Interest and Proceeds dated May 10, 1993, as replaced and superseded by that certain Second Modification of Deed of Trust and Security Agreement and Fixture Filing and Assignment dated July 9, 1997, and recorded July 11, 1997, in Book _______, page_____ as Document No. 2116500, Official Record of Washoe County, Nevada, in which Fitzgeralds Reno, Inc. is a party (all together, the "Jean Metzker Documents") securing unto Jean Metzker an interest in the property described in the Deed of Trust for the benefit of the Meta K. Fitzgerald Trust, Meta K. Fitzgerald, Trustee, ("Beneficiary") referred to in the foregoing Second Modification of Deed of Trust, which interest of Jean Metzker is junior and subordinate to the interest of Beneficiary therein. As a condition of the Second Modification of Deed of Trust between Trustor and Beneficiary, Beneficiary requires the acknowledgment and agreement of Jean Metzker to such Second Modification of Deed of Trust and the Second Amended and Restated Note described therein as provided above in this document. Jean Metzker hereby declares, acknowledges and agrees that Jean Metzker intentionally and unconditionally subordinates the lien or charge of the Jean Metzker Documents to the Second Modification of Deed of Trust and to the terms and conditions of the Second Amended and Restated Note and that her interest in the property secured by the Jean Metzker Documents shall at all times be and remain junior and subordinate to the interest of Beneficiary therein, notwithstanding the Second Modification of Deed of Trust and the Second Amended and Restated Promissory Note, copies of which Agreements Jean Metzker has received and had the opportunity to review, and Trustor and Beneficiary are authorized to file such documents for recording in Washoe County.

Further, Jean Metzker hereby waives any rights or actions said party may have pursuant to the marshalling of assets statutes set forth at Nevada Revised Statutes Sections 100.040 and 100.050.


                                             ___________________________________
                                                       JEAN METZKER

State of _______________     )
                             )
County of ______________     )

        This instrument was acknowledged before me on _____________ by Jean Metzker.

                                             ___________________________________
                                               (Signature of notarial officer)

                                   EXHIBIT "A'
       to that Certain Second Modification of Deed of Trust by and between
         Fitzgeralds Reno, Inc., First American Title Company of Nevada
          and The Meta K. Fitzgerald Trust, Meta K. Fitzgerald, Trustee

                                                  ESCROW NO. ___________________
WHEN RECORDED MAIL TO:

George Folsom
One East Liberty
Suite #416
Reno, NV  89501


                                  DEED OF TRUST

        THIS DEED OF TRUST, entered into this ____ day of _________, 1997, by and between FITZGERALDS, RENO, INC., a Nevada Corporation, FIRST AMERICAN TITLE COMPANY OF NEVADA, a Nevada Corporation, and THE META K. FITZGERALD TRUST, META
K. FITZGERALD, TRUSTEE,

                              W I T N E S S E T H:

        WHEREAS, on December 31, 1986, Lincoln Investments, Inc., executed a Deed of Trust in favor of Nevada Club, Inc. and Nevada Club Enterprises, Inc. as beneficiaries and with Ticor Title Insurance Company as trustee, which deed was recorded December 31, 1986, as Document No. 1129049, Official Records of Washoe County, Nevada, (the "Original Trust Deed") encumbering certain real property described therein and securing a Promissory Note in the amount of Twenty-Five Million Five Hundred Thousand and No/100 Dollars ($25,500,000) of even date therewith; and

        WHEREAS, Fitzgeralds Reno, Inc. (the "Trustor") is the successor in interest by reason of merger to Lincoln Investment Inc., First American Title Company of Nevada (the "Trustee"), is the successor Trustee by reason of substitution of Trustee of even date therewith to Western Title Company, Inc., the successor Trustee to Ticor Title Insurance Company by reason of Substitution of Trustee recorded November 3, 1988 in Book 2822, page 710, Document No. 1285173 Official Records of Washoe County, Nevada, and The Meta K. Fitzgerald Trust, Meta K. Fitzgerald, Trustee, (the "Beneficiary") is the successor in interest to Meta K. Fitzgerald who is the successor in interest to the Estate of Lincoln Fitzgerald, deceased, Meta K. Fitzgerald, Executrix, which was the successor in interest by reason of assignment from Nevada Club, Inc., and Nevada Club Enterprises, Inc.; and

        WHEREAS, on November 30, 1995, Trustor and Beneficiary entered into a Modification of Deed of Trust, which deed was recorded on December 14, 1995, as Document No. 1950120, Official Records of Washoe County, Nevada (the "First Modification"), and an Amended and Restated Promissory Note in the amount of Eighteen Million Six Hundred Six Thousand Six Hundred Fifty-Six and 81/100 Dollars ($18,606,656.81) of even date therewith, secured by the Original Trust Deed as modified by the First Modification; and

        WHEREAS, Trustor and Beneficiary have entered into a Second Modification of Deed of Trust (the "Second Modification") and a Second Amended and Restated Promissory Note in the amount of SEVENTEEN MILLION EIGHT HUNDRED THIRTY-FIVE THOUSAND TWO HUNDRED THIRTY-FIVE AND 18/100 DOLLARS ($17,835,235.18) of even date herewith, secured by the Original Trust Deed as modified by the First Modification and as further modified by the Second Modification; and

        WHEREAS, in partial consideration of and as a condition to her entering into the Second Modification, Beneficiary required Trustor to grant her additional security in the property described in Exhibit "A" hereto,

        NOW THEREFORE, based upon the foregoing recitals, and for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Trustor, Trustee and Beneficiary agree as follows:

        That Trustor hereby grants, bargains, sells, conveys and confirms unto Trustee, in trust with power of sale, all that certain property situate in the County of Washoe, State of Nevada, more particularly described in Exhibit "A."

        AND, ALSO, all of the estate, interest, or other claim, as well in law as in equity, which Trustor now has or may hereafter acquire in and to, said property, together with all easements and rights of way used in connection therewith or as a means of access thereto, and all fixtures now or hereafter attached to or used in connection with the premises above described, together with all and singular the tenements, the hereditaments and the appurtenances thereunto belonging or in anywise appertaining, and the reversion and reversions, remainder and remainders, rents, issues and profits thereof.

        TO HAVE AND TO HOLD the same unto the said Trustee and its successors for the purpose of securing payment of an indebtedness in the sum of SEVENTEEN MILLION EIGHT HUNDRED THIRTY-FIVE THOUSAND TWO HUNDRED THIRTY-FIVE AND 18/100 DOLLARS ($17,835,235.18) as follows:

               $17,835,235.18 evidenced by a Second Amended and Restated Promissory Note (the "Note") of even date herewith with interest thereon, according to the terms of said Note, which Note is specifically referred to, and by said reference is made a part hereof, as if set out in full, executed by Trustor and delivered to Beneficiaries, and payable to their order and any and all extensions or renewals thereof; payment of such additional sums with interest thereon, as may be hereafter loaned by the Beneficiaries to the Trustor when evidenced by a Promissory Note or notes of Trustor; payment of all other sums with interest thereon becoming due and payable under the provisions hereof to Trustee or to the

               Beneficiaries and the performance and discharge of each and every obligation, covenant and agreement of Trustor herein contained.

        AND THIS INDENTURE FURTHER WITNESSETH:

        FIRST: Trustor promises and agrees to pay when due all claims for labor performed and materials furnished for construction, alteration or repair upon the above described premises; to comply with all laws affecting said property or relating to any alterations or improvements that may be made thereon; not to commit or permit waste thereon, not to commit, suffer or permit any acts upon said property in violation of any law, covenant, condition or restriction affecting said property.

        SECOND: The following covenants, Nos. 1; 3; 4 (12%); 5; 6; 7 (10%); 8; and 9 of Section 107.030, Nevada Revised Statutes, are hereby adopted and made a part of this Deed of Trust.

        THIRD: The Trustor will continuously maintain, in amounts equal to replacement value, fire, extended coverage, hazard and other insurance, of such type or types and amounts as the Beneficiaries may from time to time require, on the improvements now or hereafter on said premises; all insurance, including the insurance above mentioned, shall be in companies approved by the Beneficiaries. The Policies and renewals thereof shall be held by the Beneficiaries and have attached thereto loss payable clauses in favor of and in form acceptable to the Beneficiaries. In the event of loss, the Trustor will give immediate notice by mail to the Beneficiaries, who may make proof of loss if not made promptly by Trustor. Each insurance company concerned is hereby authorized and directed to make payment for such loss directly to the Beneficiaries instead of to the Trustor and the Beneficiaries jointly. The insurance proceeds, or any part thereof, may be applied by the Beneficiaries at their option either to the reduction of the indebtedness hereby secured or to the restoration or repair of the property damaged. In the event of the foreclosure of this Deed of Trust or other transfer of title to said premises in extinguishment of the indebtedness secured hereby, all right, title and interest of the trustor in and to any insurance policies then in force shall pass to the purchaser or grantee.

        FOURTH: Trustor agrees that it will pay any deficiency arising from any cause after application of the proceeds of a sale held in accordance with the provisions of the covenants hereinabove adopted by reference.

        FIFTH: If the premises or any part thereof be condemned under any power of eminent domain, or acquired for a public use, the damages, proceeds and the consideration for such acquisition, to the extent of the full amount of indebtedness upon this Deed of Trust and the Note secured hereby remaining unpaid, are hereby assigned by the Trustor to the Beneficiaries and shall be paid forthwith to the Beneficiaries to be applied by them on account of the last maturing installments of such indebtedness.

        SIXTH: Trustor will pay all reasonable costs, charges and expenses, including attorneys' fees, reasonably incurred or paid at any time by the Beneficiaries because of the failure on the part of the Trustor to perform, comply with, and abide by each and every stipulation, agreement, condition and covenant of the Note and this Deed of Trust or either of them.

        SEVENTH: Trustor hereby assigns to the Trustee all rents, income, maintenance fees and other benefits to which trustor may now or hereafter be entitled from the property described hereinabove and to be applied against the indebtedness or other sums secured hereby provided, however, that permission is hereby given to Trustor so long as no event of default has occurred hereunder to collect and use such rents, income, maintenance fees and other benefits as they become due and payable but not in advance thereof. Upon the occurrence of any such event of default, the permission hereby given to Trustor to collect such rents income, maintenance fees and other benefits from the property described hereinabove shall automatically terminate.

        EIGHTH: The lien of this instrument shall remain in full force and effect during any postponement or extension of the time of payment of the indebtedness or any part thereof secured hereby. The Beneficiaries may, without notice to or consent of Trustor, extend the time of payment of any indebtedness secured hereby to any successor in interest of the Trustor from liability thereon.

        NINTH: The rights and remedies granted hereunder or by law shall not be exclusive but shall be concurrent and cumulative.

        TENTH: The benefits of the covenants, terms, conditions and agreements herein contained shall accrue to, and the obligations thereof shall bind the heirs, representatives, successors, and assigns of the parties hereto and the Beneficiaries hereof. Whenever used, the singular number shall include the plural, the plural the singular, and the use of any gender shall include all other genders, and the term "Beneficiary" shall include any payee of the indebtedness hereby secured or any transferee thereof, whether by operation of law or otherwise.

        ELEVENTH: This Deed of Trust is executed by Trustor and accepted by Beneficiaries with the understanding and upon the express condition that if Trustor should make default in the performance to Beneficiaries of any of the covenants and agreements herein set forth, then and in that event the full amount of the principal of the indebtedness secured hereby, plus interest, shall forthwith be and become wholly due and payable, notwithstanding the fact that the same would not otherwise be due according to the terms of the Note secured hereby.

        TWELFTH: Any assumption by another party of the indebtedness secured by this deed of trust will not relieve the maker of the note secured hereby or the Trustor hereof from its obligations to pay said note or perform the terms, covenants and conditions of this Deed of Trust.

        THIRTEENTH: The trust created hereby is irrevocable by the Trustor.

        FOURTEENTH: The undersigned Trustor requests that a copy of any notice of default and of any notice of sale hereunder be mailed to it at the address set forth beneath its signature hereto, which address is hereby declared to be a part of this Deed of Trust.

        IN WITNESS WHEREOF, the Trustor has caused this Deed of Trust to be executed the day and year first above written.

                                       FITZGERALDS RENO, INC.
                                       A NEVADA CORPORATION


                                       By: ________________________________
                                                      [signature]
                                           ________________________________
                                                     [print name]
                                           ________________________________
                                                       [title]


                                       By: ________________________________
                                                     [signature]
                                           ________________________________
                                                     [print name]
                                           ________________________________
                                                       [title]


                                                     "TRUSTOR"

                                       Address:____________________________
                                               ____________________________
                                               ____________________________




State of ______________      )
                             ) ss.
County of _____________      )

        This instrument was acknowledged before me on ____________________ by _____________________________ as _________ of Fitzgeralds Reno, Inc.


                                             ___________________________________
                                               (Signature of notarial officer)

State of ______________      )
                             ) ss.
County of _____________      )

        This instrument was acknowledged before me on ____________________ by _____________________________ as _____________ of Fitzgeralds Reno, Inc .

                                             ___________________________________
                                               (Signature of notarial officer)

                                   EXHIBIT "A"


                  to that Certain Deed of Trust by and between
              Fitzgeralds Reno, Inc., The Meta K. Fitzgerald Trust,
                          Meta K. Fitzgerald, Trustee,
                      and American Title Company of Nevada

All that certain lot, piece of parcel of land situate in the County of Washoe, State of Nevada, described as follows:

        Parcels 2, 3 and 4 of Parcel Map no. 2690 for EL DORADO HOTEL ASSOCIATES AND FITZGERALDS RENO, INC., filed in the office of the County Recorder of Washoe County, State of Nevada, on March 18, 1993 as File No. 1656128.

                           SECOND AMENDED AND RESTATED
                                 PROMISSORY NOTE


$17,835,235.18                                                      Reno, Nevada
                                                            ______________[Date]


        FOR VALUE RECEIVED, FITZGERALDS RENO, INC., a Nevada corporation ("Maker") successor by merger to LINCOLN INVESTMENTS, INC., a Nevada corporation, promises to pay to the order of META K. FITZGERALD TRUST, META K. FITZGERALD, TRUSTEE, ("Holder") successor in interest to NEVADA CLUB, INC., a Nevada corporation, and NEVADA CLUB ENTERPRISES, INC., a Nevada corporation, at Reno, Nevada, or at such other place as the legal holders hereof may designate in writing, the principal sum of SEVENTEEN MILLION EIGHT HUNDRED THIRTY-FIVE THOUSAND TWO HUNDRED THIRTY-FIVE AND 18/100 DOLLARS ($17,835,235.18), in lawful money of the United States of America, with interest at a rate equal to the prime rate charged by Wells Fargo Bank of Nevada from time to time plus one percent (1%) per annum compounded monthly from the date hereof until paid, provided, however, that such interest shall in no event ever be less than nine percent (9%) or greater than thirteen percent (13%) per annum. "Prime rate" as used herein is the rate of interest which Wells Fargo Bank of Nevada, or any successor by merger or consolidation, from time to time identifies and publicly announces as its prime rate and is not necessarily, for example, the lowest rate of interest which said bank collects from any borrower or group of borrowers. Principal and interest shall be payable in minimum monthly installments of ONE HUNDRED FIFTY THOUSAND AND NO/100 DOLLARS ($150,000.00) each calendar month commencing the 31st day of July, 1997, and monthly thereafter on the last day of each succeeding calendar month until the 31st day of December, 1997, after which time principal and interest shall be payable in minimum monthly installments of TWO HUNDRED THOUSAND AND NO/100 DOLLARS ($200,000.00) each calendar month commencing the 31st day of January, 1998, and monthly thereafter on the last day of each succeeding month until the 31st day of December, 2001, at which time the entire unpaid principal balance and any unpaid accrued interest shall be paid in full. There shall be no penalty for any prepayment of principal on this Note, but no such prepayment shall reduce the minimum montly payments due at the end of each month as set forth above, nor shall any such prepayment be considered a prepaid installment or be credited against any minimum monthly installment due at the end of each month as set forth above.

        In the event of default of the Maker hereof in the payment of any said installments as above provided, or in the event Maker becomes insolvent or makes a general assignment for benefit of creditors, or be adjudged a bankrupt, then upon the happening of any one of such events, the entire principal sum and accrued interest shall be deemed and taken to be wholly due and payable immediately at the option of the holder or holders of this note without notice or demand, but it is agreed that the acceptance of any payment by the holder or holders of this note of any delinquent installment shall not constitute a waiver of direct performance as to any future installment payments.

        If because of default hereunder collection action or suit shall be instituted to collect any sum due on this note, the undersigned promises to pay reasonable attorney's fees incurred as a result of such action.

        The undersigned, and all endorsers, sureties and guarantors hereof, hereby jointly and severally waive presentment for payment, demand, notice of nonpayment, notice of protest and protest of this note, and all endorsers, sureties and guarantors hereof consent to any and all extensions of time, renewals, waivers or notifications that may be granted by the holder or holders hereof, with respect to the payment or other provisions of this note and to the release of the security, or any part thereof, with or without substitution, and agree that additional Makers, endorsers, guarantors or sureties may become parties hereto, without notice to them, or without affecting their liability hereunder.

        This Promissory Note is secured by (i) a deed of trust and security agreement of even date herewith and (ii) a Deed of Trust dated December 31, 1986, and recorded December 31, 1986, as Document No. 1129049, in the Official Records of Washoe County, Nevada, as amended by that certain Modification of Deed of Trust dated November 30, 1995, and recorded December 14, 1995, as Document No. 1950120, in the Official Records of Washoe County, Nevada, and as further amended by that certain Second Modification of Deed of Trust of even date; and a Security Agreement dated December 31, 1986, and recorded December 31, 1986, as Document No. 1129058, in the Official Records of Washoe County, Nevada, as amended by that certain Modification of Security Agreement dated November 30, 1995, and recorded December 14, 1995, as Document No. 1950121, in the Official Records of Washoe County, Nevada, and as further amended by that certain Second Modification of Security Agreement of even date. This note replaces and supersedes in all respects that certain Promissory Note in the original principal amount of $25,500,000.00 dated December 31, 1986, between Lincoln Investments, Inc., Nevada Club, Inc. and Nevada Club Enterprises, Inc., and the Amended and Restated Promissory Note in the original principal amount of $18,606,656.81 dated November 30, 1995, between Fitzgeralds Reno, Inc., as successor by merger to Lincoln Investment, Inc. and Meta K. Fitzgerald Trust, Meta K. Fitzgerald, Trustee, as successor in interest to Nevada Club, Inc. and Nevada Club Enterprises, Inc., EXCEPT that the Agreement As To Prepayment Of Promissory Note dated November 30, 1995, by and between Fitzgeralds Gaming

Corporation, Fitzgeralds Reno, Inc., and the Meta K. Fitzgerald Trust, Meta K. Fitzgerald Trustee, of Reno, Nevada, shall not be replaced or superseded by this note and shall remain in full force and effect as if set forth in full herein.

                                            FITZGERALDS RENO, INC.
                                            a Nevada Corporation

                                            By:_________________________________
                                                          [signature]
                                               _________________________________
                                                          [print name]
                                               _________________________________
                                                            [title]


                                            By:_________________________________
                                                          [signature]
                                               _________________________________
                                                          [print name]
                                               _________________________________
                                                             [title]

                                                  ESCROW NO. ___________________
WHEN RECORDED MAIL TO:

George Folsom
One East Liberty
Suite #416
Reno, NV  89501



                               SECOND MODIFICATION
                                       OF
                               SECURITY AGREEMENT


        This Second Modification of Security Agreement is made as of the [____] day of [____________], 1997, by and between Fitzgeralds Reno, Inc., a Nevada corporation, and The Meta K. Fitzgerald Trust, Meta K. Fitzgerald, Trustee.

                                   Witnesseth:

        WHEREAS, Lincoln Investments, Inc., Nevada Club, Inc. and Nevada Club Enterprises, Inc. were parties to that certain Security Agreement dated December 31, 1986 (the "Original Security Agreement"); and

        WHEREAS, Fitzgeralds Reno, Inc. (hereinafter called the "Debtor") is the successor in interest by reason of merger to Lincoln Investment Inc., and The Meta K. Fitzgerald Trust, Meta K. Fitzgerald, Trustee (hereinafter called the "Secured Party") is the successor in interest to Meta K. Fitzgerald who is the successor in interest to the Estate of Lincoln Fitzgerald, deceased, Meta K. Fitzgerald, Executrix, which was the successor in interest by reason of assignment from Nevada Club, Inc., and Nevada Club Enterprises, Inc.; and

        WHEREAS, the predecessors to Debtor and Secured Party executed and delivered the Original Security Agreement, which Original Security Agreement was recorded December 31, 1986, as Document No. 1129058, Official Records of Washoe County, Nevada, encumbering the collateral described therein; and

        WHEREAS, the Original Security Agreement secured a note of even date therewith in the original principal amount of Twenty Five Million Five Hundred Thousand and No/100 Dollars ($25,500,000.00) wherein the predecessor to Debtor is the Maker and the predecessors to Secured Party were the Payee (the "Original Note"); and

        WHEREAS, Debtor and Secured Party amended and restated the Original Note and modified the Security Agreement to provide that the Amended and Restated Promissory Note

(the "First Amended and Restated Note") was secured by the Original Security Agreement; and

        WHEREAS, the Debtor and Secured Party executed and delivered the Modification of Security Agreement (the "First Modification"), which First Modification was recorded on December 14, 1995, as Document No. 1950121, Official Records of Washoe County, Nevada; and

        WHEREAS, the First Modification provided that the Deed of Trust, as thereby modified, secured the Original Note as modified by the First Amended and Restated Note in the principal sum of Eighteen Million Six Hundred Six Thousand Six Hundred Fifty-Six and 81/100 Dollars ($18,606,656.81), which and interest thereon was payable in minimum monthly installments of Two Hundred Fifty Thousand and No/100 Dollars ($250,000.00) each calendar month which commenced the 31st day of December, 1995, and monthly thereafter on the last day of each succeeding calendar month until the 31st day of December, 2001, at which time the entire unpaid principal balance and any unpaid accrued interest was to be paid in full; and

        WHEREAS, payments on the First Amended and Restated Note were made in the amounts set forth in Exhibit "A"; and

        WHEREAS, Debtor and Secured Party desire to further amend and restate the Original Note as replaced and superseded by the First Amended and Restated Note and to further modify the Original Security Agreement as modified by the First Modification to provide that the Second Amended and Restated Promissory Note (the "Second Amended and Restated Note") of even date herewith is secured by the Original Security Agreement as modified by the First Modification and as further modified herein; and

        WHEREAS, it is appropriate to modify the terms of the Original Security Agreement, as modified by the First Modification,

        NOW THEREFORE, based upon the foregoing recitals, and for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Debtor and Secured Party agree as follows:

1. The Paragraph 1.B of the Original Security Agreement as modified by the First Modification is further modified by deleting therefrom the entirety of said paragraph and by inserting in place thereof the following new language, to wit:

               The security interest hereby granted is to secure indebtedness to the Secured Party evidenced by a Second Amended and Restated Note bearing even date herewith in the principal amount of SEVENTEEN MILLION EIGHT HUNDRED THIRTY-FIVE THOUSAND TWO HUNDRED THIRTY-FIVE AND 18/100 DOLLARS ($17,835,235.18), together with interest, expenses and counsel fees according to the terms of said note executed and delivered by the Debtor to the Secured Party; and as security for the payment and performance of every obligation, covenant, promise or agreement herein or in said note contained; and also to secure the performance of every obligation, covenant and term of this instrument.


2. As hereby modified, the Original Security Agreement, as modified by the First Modification remains in full force and effect, and Debtor continues to be bound to perform the obligations secured thereby.


3. The Second Amended and Restated Note replaces and supersedes in all respects the Original Note and the Amended and Restated Note, EXCEPT that the Agreement As To Prepayment Of Promissory Note dated November 30, 1995, by and between Fitzgeralds Gaming Corporation, Debtor, and Secured Party, shall not be replaced or superseded by the Second Amended and Restated Note and shall remain in full force and effect as if set forth in full therein.

4. This Second Modification of Security Agreement may be executed in multiple counterparts, which taken together shall represent one and the same instrument.

        IN WITNESS WHEREOF, the parties hereto have executed this Second Modification of Security Agreement the day and year first above written.

FITZGERALDS RENO, INC.                        THE META K. FITZGERALD TRUST,
A NEVADA CORPORATION                          META K. FITZGERALD, TRUSTEE

By:  ________________________________         _________________________________
             [signature]                      Meta K. Fitzgerald, Trustee
     ________________________________
        [print name]                          "Secured Party"
Its: ________________________________


        "Debtor"

State of ______________      )
                             ) ss.
County of _____________      )

        This instrument was acknowledged before me on ____________________ by _____________________________ as ______________ of Fitzgeralds Reno, Inc.

                                             ___________________________________
                                               (Signature of notarial officer)





State of ______________      )
                             ) ss.
County of _____________      )

        This instrument was acknowledged before me on ____________________ by Meta K. Fitzgerald as Trustee of the Meta K. Fitzgerald Trust.

                                             ___________________________________
                                               (Signature of notarial officer)


                          ACKNOWLEDGMENT AND AGREEMENT

        Fitzgeralds Reno, Inc. (the "Debtor") is a party to that certain Stock Redemption Agreement with John G. Metzker ("Metzker") dated December 21, 1990, to a certain Deed of Trust and Security Agreement and Fixture Filing to First American Title Company of Nevada dated March 16, 1992, recorded March 17, 1992 in Book 3440, page 98 as Document No. 1554670, Official Record of Washoe County, Nevada, to a certain Modification of Deed of Trust dated November 17, 1992, recorded November 23, 1992 in Book 3617, page 3, Document No. 1624894, Official Record of Washoe County, Nevada, and to a certain Second Modification of Deed of Trust and Security Agreement and Fixture Filing and Assignment dated July 9, 1997, and recorded July 11, 1997, in Book _______, page_____ as Document No. 2116500, Official Record of Washoe County, Nevada (the "Metzker Documents"), securing unto Metzker an interest in the property described in the Original Security Agreement for the benefit of The Meta K. Fitzgerald Trust, Meta K. Fitzgerald, Trustee, (the "Secured Party") referred to in the foregoing Second Modification of Security Agreement which interest of Metzker is junior and subordinate to the interest of Secured Party therein. As a condition of the Second Modification of Security Agreement between Debtor and Secured Party, Secured Party requires the acknowledgment and agreement of Metzker to such Second Modification of Deed of Trust and the Second Amended and Restated Note described therein as provided above in this document. Metzker hereby declares, acknowledges and agrees that Metzker intentionally and unconditionally subordinates the lien or charge of the Metzker Documents to the Second Modification of Security Agreement and to the terms and conditions of the Second Amended and Restated Note and that his interest in the property secured by the Metzker Documents shall at all times be and remain junior and subordinate to the interest of Secured Party therein, notwithstanding the Second Modification of Security Agreement and the Second Amended and Restated Promissory Note, copies of which Agreements Metzker has received and had the opportunity to review, and Debtor and Secured Party are authorized to file such documents for recording in Washoe County. Further, Metzker hereby waives any rights or actions said party may have pursuant to the marshalling of assets statutes set forth at Nevada Revised Statutes Sections 100.040 and 100.050.

                                             ___________________________________
                                                      JOHN G. METZKER

State of _______________     )
                             )
County of ______________     )

        This instrument was acknowledged before me on _____________ by John G. Metzker.

                                             ___________________________________
                                               (Signature of notarial officer)


                           ACKNOWLEDGMENT AND CONSENT

         Jean Metzker, as assignee of a $1,750,000.00 beneficial interest in the proceeds of that certain Note secured by the Metzker Deed of Trust, pursuant to that certain Assignment of Beneficial Interest and Proceeds dated May 10, 1993, as replaced and superseded by that certain Second Modification of Deed of Trust and Security Agreement and Fixture Filing and Assignment dated July 9, 1997, and recorded July 11, 1997, in Book _______, page_____ as Document No. 2116500, Official Record of Washoe County, Nevada, in which Fitzgeralds Reno, Inc. is a party (all together, the "Jean Metzker Documents") securing unto Jean Metzker an interest in the property described in the Original Security Agreement for the benefit of The Meta K. Fitzgerald Trust, Meta K. Fitzgerald, Trustee, (the "Secured Party") referred to in the foregoing Second Modification of Security Agreement which interest of Jean Metzker is junior and subordinate to the interest of Secured Party therein. As a condition of the Second Modification of Security Agreement between Debtor and Secured Party, Secured Party requires the acknowledgment and agreement of Jean Metzker to such Second Modification of Security Agreement and the Second Amended and Restated Note described therein as provided above in this document. Jean Metzker hereby declares, acknowledges and agrees that Jean Metzker intentionally and unconditionally subordinates the lien or charge of the Jean Metzker Documents to the Second Modification of Security Agreement and to the terms and conditions of the Second Amended and Restated Note and that her interest in the property secured by the Jean Metzker Documents shall at all times be and remain junior and subordinate to the interest of Secured Party therein, notwithstanding the Second Modification of Security Agreement and the Second Amended and Restated Promissory Note, copies of which Agreements Jean Metzker has received and had the opportunity to review, and Debtor and Secured Party are authorized to file such documents for recording in Washoe County. Further, Jean Metzker hereby waives any rights or actions said party may have pursuant to the marshalling of assets statutes set forth at Nevada Revised Statutes Sections 100.040 and 100.050.

                                             ___________________________________
                                                        JEAN METZKER

State of _______________     )
                             )
County of ______________     )

        This instrument was acknowledged before me on _____________ by Jean Metzker.

                                             ___________________________________
                                               (Signature of notarial officer)

                                   EXHIBIT "A'
        to that Certain Second Modification of Security Agreement by and between Fitzgeralds Reno, Inc. and The Meta K. Fitzgerald Trust, Meta K. Fitzgerald, Trustee

                               SECURITY AGREEMENT

        AGREEMENT made this ____ day of _____________, 1997, by and between FITZGERALDS RENO, INC., a Nevada corporation, as successor in interest by reason of merger to Lincoln Investment Inc., a Nevada corporation (hereinafter called "Debtor"), and THE META K. FITZGERALD TRUST, META K. FITZGERALD, TRUSTEE (hereinafter called the "Secured Party") as successor in interest to Meta K. Fitzgerald who is the successor in interest to the Estate of Lincoln Fitzgerald, deceased, Meta K. Fitzgerald, Executrix, which was the successor in interest by reason of assignment from Nevada Club, Inc., a Nevada corporation, and Nevada Club Enterprises, Inc., a Nevada corporation.

I. Security Interest.

        A. The Debtor hereby grants to the Secured Party a security interest in Debtor's furnishings and fixtures described in Exhibit A located on the real property described in Exhibit B attached hereto and all additions and accessions thereto and substitutions therefor, all hereinafter sometimes referred to as the "Collateral".

        B. The security interest hereby granted is to secure indebtedness to the Secured Party evidenced by a promissory note bearing even date herewith in the principal amount of SEVENTEEN MILLION EIGHT HUNDRED THIRTY-FIVE THOUSAND TWO HUNDRED THIRTY-FIVE AND 18/100 DOLLARS ($17,835,235.18), together with interest, expenses and counsel fees according to the terms of said note executed and delivered by the Debtor to the Secured Party; and as security for the payment and performance of every obligation, covenant, promise or agreement erein or in said note contained; and also to secure the performance of every obligation, covenant and term of this instrument.

        C. The security interest hereby granted shall terminate at any time said note is paid in full, and the Secured Party shall do, make, execute and deliver to Debtor such acts, things and instruments as may be necessary to effectuate and record such termination.

II. Representations Warranties.

        The Debtor represents and warrants as follows:

        A. Debtor has not granted any lien or encumbrance against the Collateral except for the security interest granted hereby.

        B. Subject to any limitations stated therein or in connection therewith, all information furnished by the Debtor to the Secured Party concerning the Collateral is or will be at the time the same is furnished accurate and complete in all material respect.

        C. The Debtor will not remove any of the furniture or fixtures from the State of Nevada without the consent of Secured Party, except as provided in
Section III hereafter.

III. Disposition and Replacement of Furnishings and Fixtures

        Until default by the Debtor hereunder, the Debtor may sell or dispose of any of the furnishings and fixtures encumbered hereby free and clear of the encumbrance of this security agreement if there is substituted similar property subject to the encumbrance of this security agreement of similar nature and substantially equal or greater value and is not for the purpose of defrauding the Secured Party; provided further, that Debtor shall not sell or dispose of such furnishings and fixtures, or any of them, if the effect shall be to materially decrease the value of the security hereby given.

IV. Taxes, Assessments and Governmental Charges

        The Debtor will pay promptly when due all taxes, assessments and governmental charges imposed upon it or its property, including without implied limitation, income, sales and use taxes and taxes and assessments upon the furnishings and fixtures.

V. Maintenance and Preservation of Collateral

        The Debtor will maintain and preserve the Collateral in good order, repair and condition, reasonable deterioration and wear excepted, and will not permit the Collateral to be wasted or destroyed.

VI. No Additional Security Interests or Financing Statement

        The Debtor will not permit, or suffer to exist, any additional security interest or lien upon the Collateral, nor any financing statement covering the Collateral to be on file in any public office, except this security interest and financing statement in favor of Secured Party. The Debtor will defend the Collateral against all improper claims and demands of all persons at any time claiming the same, or any interest therein. The Secured Party, however, may contest any claims made against the Debtor in the name of the Debtor wherein the security hereunder would by any adverse decision be impaired and the Secured Party may charge to the Debtor its expenses in defending any such claims.

VII. Insurance.

        The Debtor shall have and maintain insurance in customary amounts, which shall be in substantially the same amounts or greater than those policies in effect at the time of the execution of this Security Agreement, at all times with respect to all said furnishings and fixtures against risks of fire and such other risks customarily insured against by companies engaged in similar businesses to that of the Debtor with such insurers as may be satisfactory to Secured Party, provided such approval shall not be unreasonably withheld, such insurance to be payable to the Debtor. The Debtor shall furnish to the Secured Party certificates or other reasonable evidence satisfactory to the Secured Party of compliance with those insurance requirements. If any proceeds under any insurance policies are paid to the Debtor while said promissory note is outstanding, the Debtor shall, at its election, apply such proceeds to the payment of said note or use such proceeds for the purpose of replacing the lost, damaged or destroyed collateral with respect to which such proceeds were paid.

VIII. Reports and Inspections.

        The Debtor will immediately notify the Secured Party of any event causing extraordinary loss or depreciation in the value of the Collateral, and the amount of such loss or depreciation. The Secured Party shall be entitled during reasonable business hours to examine the Collateral on Debtor's premises.

IX. Costs and Expenses Paid by Secured Party

        At their option, the Secured Party may pay for insurance in reasonable amounts on the Collateral and taxes, assessments or other charges which the Debtor fails to pay in accordance with the provisions hereof. Any payment made or expense incurred by the Secured Party pursuant to this section shall be added to the indebtedness of the Debtor to Secured Party, shall be payable on demand and shall be secured by this agreement.

X. Financing Statements.

        At any time and from time to time, the Debtor agrees to join with the Secured Party in executing financing statements pursuant to the Nevada Uniform Commercial Code in form satisfactory to the Secured Party which are consistent with the terms hereof.

XI. Miscellaneous Provisions

        A. The Debtor shall do, make, execute and deliver all such additional and further acts, things, deeds, assurances and instruments as the Secured Party may reasonably require for the purpose of, or completely vesting in and assuring to the Secured Party its right hereunder and in or to the Collateral.

        B. Any notice or demand which by any provision of this agreement is required or provided to be given shall be deemed to have been sufficiently given or served for all purposes by being sent as certified mail, postage prepaid, to the Debtor or the Secured Party, as the case may be, at the address at which one customarily communicates with the other.

        C. All rights of the Secured Party hereunder shall inure to the benefit of the respective parties, their successors and assigns, and all obligations of the Debtor hereunder shall bind its successors and assigns.

        D. This security agreement and all of the rights, remedies and duties of the Secured Party and the Debtor shall be governed by the laws of the State of Nevada.

XII. Events of Default

        Debtor shall be in default of this agreement upon the happening of any of the following events:

        A. Default by Debtor in the payment of any obligation contained herein or in any note secured hereby; or

        B. Default by Debtor in the due observance or performance of any other covenant or agreement herein contained, or breach by Debtor of any representation or warranty herein contained (and such default or breach shall have continued for a period of fifteen (15) days after written notice thereof to the Debtor by the Secured Party); or

        C. Any default under any of the terms or provisions of the Deed of Trust of even date herewith signed by Debtor constituting concurrent security with this Security Agreement for the promissory note described herein shall constitute a default under this Security Agreement.

        D. Debtor shall be in default if Debtor shall be involved in financial difficulties as evidenced by:

                (i) An admission in a written notice by Debtor to Secured Party of Debtor's inability to pay its debts generally as they become due, or

                (ii) The making of an assignment by Debtor for the benefit of creditors; or

                (iii) Debtor consenting to the appointment of a receiver for all or a substantial part of its property; or

                (iv) Debtor filing a petition in bankruptcy or for reorganization or for the adoption of an arrangement under the Federal Bankruptcy Act or an answer or admission seeking the relief therein provided; or

                (v) Debtor being adjudicated a bankrupt; or

                (vi) The entry of a court order without the consent of Secured Party appointing a receiver or trustee for all or a substantial part of the property of Debtor, or approving a petition filed against Debtor for or effecting an arrangement in bankruptcy or reorganization pursuant to the Federal Bankruptcy Act or for any other judicial modification or adjustment of the rights of creditors, which order shall not be vacated, set aside or stayed within thirty (30) days of the date of entry.

                E. Loss or destruction of a substantial part of the Collateral not covered by insurance and in a manner inconsistent with the terms hereof.

XIII. Remedies.

        If any of the events of default specified herein shall occur, the Secured Party may exercise and shall have any and all rights and remedies accorded to it by the Nevada Uniform Commercial Code; in addition, the Secured Party may require Debtor to assemble the Collateral and make it available to the Secured Party at a place to be designated by the Secured Party which is reasonably convenient to both parties. The requirement of reasonable notice shall be met if notice is mailed, postage prepaid, to Debtor or other person entitled thereto, at least thirty (30) days before the time of sale or disposition of the Collateral. Debtor shall pay to the Secured Party on demand any and all expenses, including legal expenses and attorneys' fees incurred or paid by the Secured Party in protecting or enforcing any rights of the Secured Party hereunder, including its right to take possession of the Collateral, storing and disposing of the same or in collecting the proceeds thereof.

        IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed as of the _____day of ____________, 1997, to be effective as of the day and year first above written.

                                            FITZGERALDS RENO, INC,
                                            A NEVADA CORPORATION



                                            By:  _______________________________
                                                          [signature]
                                                 _______________________________
                                                          [print name]

                                                 _______________________________
                                                            [title]

State of ______________      )
                             ) ss.
County of _____________      )

        This instrument was acknowledged before me on _________________ by ______________, as ____________________ of Fitzgeralds Reno, Inc.

                                             ___________________________________
                                               (Signature of notarial officer)

                                   EXHIBIT "A'
                to that Certain Security Agreement by and between
                     Fitzgeralds Reno, Inc. and The Meta K.
                 Fitzgerald Trust, Meta K. Fitzgerald, Trustee



Furnishings and fixtures owned by Debtor that are located in or attached to the building located on the property described in Exhibit "B" hereto.

                                   EXHIBIT "B'
                to that Certain Security Agreement by and between
                     Fitzgeralds Reno, Inc. and The Meta K.
                 Fitzgerald Trust, Meta K. Fitzgerald, Trustee


All that certain lot, piece of parcel of land situate in the County of Washoe, State of Nevada, described as follows:

        Parcels 2, 3 and 4 of Parcel Map No. 2690 for EL DORADO HOTEL ASSOCIATES AND FITZGERALDS RENO, INC., filed in the office of the County Recorder of Washoe County, State of Nevada, on March 18, 1993 as File No. 1656128.

DO NOT DESTROY THIS NOTE: When paid, the note and the deed of trust must be surrendered to the Trustee under the deed of trust securing this Note with request for reconveyance.


                                REPLACEMENT NOTE
                            SECURED BY DEED OF TRUST

$4,128,672.88                                                       Reno, Nevada
                                                                 July ____, 1997

                                R E C I T A L S:

            A. Fitzgeralds Reno, Inc., a Nevada corporation ("Maker") executed and delivered its note to John G. Metzker, a married man ("Payee") dated March 16, 1992 in the original principal amount of Four Million Five Hundred Twenty-Six Thousand Five Hundred Two and no/100ths Dollars ($4,526,502.00) (the "Original Note"), which Original Note was secured by two (2) deeds of trust, one deed of trust being recorded on March 17, 1992 as Document No. 1554671, Official Records of Washoe County, Nevada (the "Harold's Club Deed of Trust"), encumbering all that certain real property situate in the county and state, described therein, and the other deed of trust recorded on March 17, 1992, as Document No. 1554670, Official Records of Washoe County, Nevada (the "Fitzgeralds Deed of Trust"), encumbering all that certain real property situate in such county and state, described therein.

            B. The principal amount of the Original Note is to be decreased or increased periodically to reflect certain adjustments determined in accordance with the methods set forth in that certain Stock Redemption Agreement, made and entered into by and among Maker, Fitzgeralds Las Vegas, Inc. (now known as Lincoln Partners Corporation), Nevada Club, Inc. and Payee, dated December 21, 1990 and as amended by two Amendments to Stock Redemption Agreement dated March 16, 1992 and November 17, 1992, respectively, and as further amended by the Third Amendment to Stock Redemption Agreement dated of even date herewith (the "Stock Redemption Agreement").

            C. Pursuant to the terms of the Stock Redemption Agreement the sale by Maker of the Northside Parking Lot caused the principal amount of the Original Note to increase by the amount of Seven Hundred Thirty-five Thousand Nine Hundred Eighty Three and no/100ths Dollars ($735,983.00), however, instead of increasing the principal amount of the Original Note, Maker executed and delivered to Payee a separate note dated November 17, 1992 in the principal sum of $735,983.00 (the "Additional Note").

            D. The Original Note was amended by an Amendment to Note dated November 17, 1992. The Original Note and the Additional Note were both secured by the Fitzgeralds Deed of Trust and the Harolds Club Deed of Trust, pursuant to Modifications of Deed of Trust both dated November 17, 1992 and both recorded on November 23, 1992 Official Records of Washoe County, Nevada as Documents No. 1624894 and 1624900, respectively.

            E. Payee upon issuance of the Additional Note caused the Northside Parking Lot to be released from the lien of the Harolds Club Deed of Trust.

            F. At the date of the Stock Redemption Agreement, Payee was married to Jean Metzker. On or about May 1, 1993, Payee and Jean Metzker entered into a Separate Property Agreement and in compliance with the terms of such agreement, on May 10, 1993, Payee assigned $1,750,000 of the original principal balance of the original Note to Jean Metzker ("Jean's Portion"). Subsequently, on December 30, 1994, Payee and Jean Metzker were divorced.

            G. On or about May 16, 1995, Payee authorized the Trustee under the Harolds Club Deed of Trust to reconvey the Harolds Club Deed of Trust; consequentially, the Original Note and the Additional Note are presently secured only by the Fitzgeralds Deed of Trust, and a UCC-1 Fixture Filing, recorded on March 17, 1992 as File No. 1554672, Official Records of Washoe County, Nevada and Filing No. 92-02438, Official Records of the Secretary of State of the State of Nevada.

            H. Maker, Payee and Jean Metzker have entered into a Third Amendment to Stock Redemption Agreement dated of even date herewith (the "Amendment"), wherein it was agreed that pursuant to the provisions of the Stock Redemption Agreement, the principal amount of the Original Note is to be increased by $1,233,720.00 (the "Adjustment").

            I. After the Adjustment, the aggregate original principal amounts of the Original Note and the Additional Note (collectively the "Original Notes") is $6,496,205.00 and the outstanding principal balances of the Original Notes is $5,531,566.02 with interest paid through July 8, 1997.

            J. Pursuant to the terms of the Amendment, Maker, Payee and Jean Metzker have agreed to modify the payment terms of the Original Notes, to clarify the status of the Original Notes and to recognize Jean's Portion, and have agreed to accomplish the foregoing by replacing and superseding the Original Notes with this replacement note in the original principal sum of $4,128,672.88 payable to Payee ("John's Note") and one other replacement note in the original principal sum of $1,402,893.14 payable to Jean Metzker ("Jean's Note") (collectively the "Replacement Notes"). The Replacement Notes shall continue to be secured by the Fitzgeralds Deed of Trust, as modified and the UCC-1 Fixture Filings.

            NOW, THEREFORE, Maker and John G. Metzker agree that the terms and conditions of John's Note shall be as follows:

            Fitzgeralds Reno, Inc., a Nevada corporation ("Maker") promises to pay to John G. Metzker, an unmarried man ("Holder"), or order, at Post Office Box 6748, Reno, Nevada 89513, or at such other place as the Holder hereof may from time to time designate in writing, in legal tender of the United States of America, the principal amount of Four Million One Hundred Twenty Eight Thousand, Six Hundred Seventy-two and 88/100ths Dollars ($4,128,672.88), together with interest thereon from July 9, 1997 on the unpaid principal balance from time to time outstanding at the floating rate equal to the Prime Rate, as hereinbelow defined, plus one percent (1%) ("Interest Rate"), provided, however, in no event shall the Interest Rate exceed thirteen percent (13%), nor be less than nine percent (9%). Each change in the Interest Rate resulting from a change in Prime Rate shall become effective as of the date on which such change occurs. Interest shall be computed on the basis of a 365-day year, or 366-day year if a leap year, and actual days elapsed. For purposes of this Note the term "Prime Rate" means the rate published from time to time in the Wall Street Journal "Money Rates" as the base rate on corporate loans posted by at least 75% of the nation's 30 largest banks.

            Principal and interest shall be due and payable as follows:

            The sum of $14,600.00 on the 1st day of August, 1997 and continuing on the 1st day of each and every month thereafter to and including January 1, 1998; thereafter interest accruing on and after January 1, 1998 shall be due and payable in monthly payments of interest only beginning on the 1st day of February 1998 and continuing on the 1st day of each and every month thereafter until and including the 1st day of January 1999; thereafter, principal and interest shall be due in monthly installments of $54,750.00 beginning on the 1st day of February 1999, and continuing on the 1st day of each and every month thereafter, until the 16th day of September, 2001, upon which date any balance of principal and interest then remaining unpaid shall be fully paid.

            This Note is secured by a deed of trust dated March 16, 1992, to First American Title Company of Nevada, a Nevada corporation, as trustee thereunder which was recorded on March 17, 1992, as Document No. 1554670, Official Records of Washoe County, Nevada, and was modified by a Modification of Deed of Trust dated November 17, 1992 and recorded on November 17, 1992, as Document No. 1624894, Official Records of Washoe County, Nevada and was further modified by a Second Modification of Deed of Trust of even date herewith (such deed of trust as modified is referred to as the "Deed of Trust").

            In the event the undersigned or any successor-in-interest of the undersigned in the real property encumbered by the Deed of Trust shall, voluntarily or involuntarily, sell, transfer or convey, or contract to sell, transfer or convey, such real property, or any portion thereof, or any interest therein, at the option of the Holder of this Note, the then unpaid balance of principal and interest due hereunder shall forthwith become due and payable although the time of maturity as expressed hereinabove shall not have arrived. Consent to one such transaction shall not be deemed to be a waiver of the right to require consent to future or successive transactions.

            Except as otherwise provided in the Deed of Trust, the Holder of this Note may accelerate this Note, that is, declare the entire unpaid balance due and payable, upon (1) failure to pay when due any installment of principal or interest due hereunder with notice to Maker, after the expiration of a thirty

(30) day grace period, (2) failure to pay when due any installment of principal or interest due under that certain promissory note of even date herewith, 1997, in the original principal sum of One Million Four Hundred Two Thousand Eight Hundred Ninety-three and 14/100ths Dollars ($1,402,893.14) wherein Fitzgeralds Reno, Inc. is the maker and Jean Metzker, an unmarried woman, is payee, which note is also secured by the Deed of Trust, after expiration of a thirty (30) day grace period, (3) any default by Trustor under the Deed of Trust securing this Note, (4) any default by the obligor under any obligation secured by a deed of trust having priority over the Deed of Trust securing this Note, (5) any default by Trustor under such prior deeds of trust, or (6) the filing of any voluntary petition in bankruptcy by any maker, or any guarantor, if any, of this Note or the filing of an involuntary petition by the creditors of any maker, or guarantor, if any, of this Note, which involuntary petition remains undischarged for a period of sixty (60) days. Protest waived.

            Maker shall have the right to prepay without penalty all or any portion of the Note. Upon each such prepayment, Maker shall also pay all accrued interest on the principal amount prepaid. All payments on this Note shall be applied first to accrued interest and the balance to principal. Holder shall have the right to assign this Note upon written notice of same to Maker and delivery of an agreement acknowledging the terms, conditions and restrictions contained in this Note and Deed of Trust and agreeing to be bound thereby.

            The acceptance of any payment hereunder which is less than payment of all amounts then due and payable shall not constitute a waiver of any of the rights or options of the holder hereof or to the exercise of those rights and options at the time of such acceptance or at any subsequent time. Principal, interest and any fees hereunder shall be payable in lawful money of the United States of America in immediately available funds free and clear of, and without deduction for, any and all present and future taxes, withholdings and costs or reserves.

            In the event that suit be brought hereon, or an attorney be employed or expenses be incurred to compel payment of this Note or any portion of the indebtedness evidenced hereby, whether or not any suit, proceeding or any judicial or non-judicial foreclosure proceeding be commenced, Maker promises to pay all such expenses and reasonable attorneys fees, including, without limitation, any attorneys' fees incurred in any bankruptcy proceeding.

            This Note shall be construed and enforced in accordance with the laws of the State of Nevada. Subject to the provisions contained in the Deed of Trust, Maker agrees that Holder shall have the rights and remedies available to a creditor under the laws of the State of Nevada. Maker consents to the personal jurisdiction of the appropriate state or federal court located in Reno, Nevada.

            No waiver by Holder of any rights or remedy shall be effective unless in writing and signed by Holder, and no such waiver, on one occasion, shall be construed as a waiver on any other occasion. The Maker, to the extent permitted by law, waives presentment of payment, any and all lack of diligence or delays in the collection or enforcement hereof, and expressly agrees to remain and continue bound for the payment of the principal, interest and other sums provided for by the terms of this Note, notwithstanding any extension of time for the payment of, said principal or interest or other sum, or any change in the amount agreed to be paid under this Note.

            Except as hereinafter provided, in the event Philip D. Griffith is not directly or indirectly in control of Maker by reason of the occurrence of future circumstances, whether by operation of law or otherwise, the obligations hereunder, irrespective of the maturity dates expressed herein, at the option of the Holder hereof and with demand and notice, shall, subject to the provisions contained in the Deed of Trust, immediately become due and payable. In the event that the Holder hereof does not elect to declare this Note immediately due and payable, then, unless indicated otherwise in writing by the Holder hereof, Maker shall remain primarily liable for the obligations hereunder. This provision shall apply whether or not Holder has received any payments under this Note after such event. Notwithstanding the foregoing, this paragraph shall not be applicable in the event Philip D. Griffith ceases to be directly or indirectly in control of Maker because of the merger of Maker and its parent corporation, Fitzgerald's Gaming Corporation, with a company whose stock is publicly traded on a nationally recognized U. S. security exchange and the combined net worth of such company after such merger will be not less than

Fifty Million Dollars ($50,000,000.00) and the creditworthiness of such company is superior to that of Maker and Fitzgeralds Gaming Corporation.

            Maker shall have no right of offset against any payment due hereunder, and Maker hereby waives any such rights of offset (or setoff), which it might otherwise have with respect to any claim or cause of action against Holder, except that Maker shall have the limited right to offset any payments due in accordance with the terms of that certain note in favor of Maker made by Holder in the original principal amount of $618,357.62 dated of even date herewith, against any payment due and payable to Holder under this Note. Further provided, in the event the Holder of this Note accelerates this Note, that is, declares the entire unpaid balance due and payable, or in the event Maker elects to prepay this Note in full, Maker may offset the then entire unpaid balance of the foregoing described $618,357.62 note against the unpaid balance due under this Note, provided, however, if the Holder of this Note reinstates this Note and foregoes such acceleration under this Note, then Maker shall also forego its corresponding right to offset the then entire unpaid balance of the $618,357.62 note, which was caused by such acceleration of this Note.

            "MAKER":                       FITZGERALDS RENO, INC.
                                           a Nevada corporation



                                           By: _____________________________
                                               Max L. Page
                                               Executive Vice President



            "HOLDER":                      __________________________________
                                           John G. Metzker

DO NOT DESTROY THIS NOTE: When paid, the note and the deed of trust must be surrendered to the Trustee under the Deed of Trust securing this note with request for reconveyance.



                                REPLACEMENT NOTE
                            SECURED BY DEED OF TRUST

$1,402,893.14                                                       Reno, Nevada
                                                                July _____, 1997


                                R E C I T A L S:

            A. Fitzgeralds Reno, Inc., a Nevada corporation ("Maker") executed and delivered its note to John G. Metzker, a married man ("Payee") dated March 16, 1992 in the original principal amount of Four Million Five Hundred Twenty-Six Thousand Five Hundred Two and no/100ths Dollars ($4,526,502.00) (the "Original Note"), which Original Note was secured by two (2) deeds of trust, one deed of trust being recorded on March 17, 1992 as Document No. 1554671, Official Records of Washoe County, Nevada (the "Harold's Club Deed of Trust"), encumbering all that certain real property situate in the county and state, described therein, and the other deed of trust recorded on March 17, 1992, as Document No. 1554670, Official Records of Washoe County, Nevada (the "Fitzgeralds Deed of Trust"), encumbering all that certain real property situate in such county and state, described therein.

            B. The principal amount of the Original Note is to be decreased or increased periodically to reflect certain adjustments determined in accordance with the methods set forth in that certain Stock Redemption Agreement, made and entered into by and among Maker, Fitzgeralds Las Vegas, Inc. (now known as Lincoln Partners Corporation), Nevada Club, Inc. and Payee, dated December 21, 1990 and as amended by two Amendments to Stock Redemption Agreement dated March 16, 1992 and November 17, 1992, respectively, and as further amended by the Third Amendment to Stock Redemption Agreement of even date herewith (the "Stock Redemption Agreement").

            C. Pursuant to the terms of the Stock Redemption Agreement the sale by Maker of the Northside Parking Lot caused the principal amount of the Original Note to increase by the amount of Seven Hundred Thirty-five Thousand Nine Hundred Eighty Three and no/100ths Dollars ($735,983.00), however, instead of increasing the principal amount of the Original Note, Maker executed and delivered to Payee a separate note dated November 17, 1992 in the principal sum of $735,983.00 (the "Additional Note").

            D. The Original Note was amended by an Amendment to Note dated November 17, 1992. The Original Note and the Additional Note were both secured by the Fitzgeralds Deed of Trust and the Harolds Club Deed of Trust, pursuant to Modifications of Deed of Trust both dated November 17, 1992 and both recorded on November 23, 1992 Official Records of Washoe County, Nevada as Documents No. 1624894 and 1624900, respectively.

            E. Payee upon issuance of the Additional Note caused the Northside Parking Lot to be released from the lien of the Harolds Club Deed of Trust.

            F. At the date of the Stock Redemption Agreement, Payee was married to Jean Metzker. On or about May 1, 1993, Payee and Jean Metzker entered into a Separate Property Agreement and in compliance with the terms of such agreement, on May 10, 1993, Payee assigned $1,750,000 of the original principal balance of the original Note to Jean Metzker ("Jean's Portion"). Subsequently, on December 30, 1994, Payee and Jean Metzker were divorced.

            G. On or about May 16, 1995, Payee authorized the Trustee under the Harolds Club Deed of Trust to reconvey the Harolds Club Deed of Trust; consequentially, the Original Note and the Additional Note are presently secured only by the Fitzgeralds Deed of Trust, and a UCC-1 Fixture Filing, recorded on March 17, 1992 as File No. 1554672, Official Records of Washoe County, Nevada and Filing No. 92-02438, Official Records of the Secretary of State of the State of Nevada.

            H. Maker, Payee and Jean Metzker have entered into a Third Amendment to Stock Redemption Agreement dated of even date herewith (the "Amendment"), wherein it was agreed that pursuant to the provisions of the Stock Redemption Agreement, the principal amount of the Original Note is to be increased by $1,233,720.00 (the "Adjustment").

            I. After the Adjustment, the aggregate original principal amounts of the Original Note and the Additional Note (collectively the "Original Notes") is $6,496,205.00 and the outstanding principal balances of the Original Notes is $5,531,566.02 with interest paid through July 8, 1997.

            J. Pursuant to the terms of the Amendment, Maker, Payee and Jean Metzker have agreed to modify the payment terms of the Original Notes, to clarify the status of the Original Notes and to recognize Jean's Portion, and have agreed to accomplish the foregoing by replacing and superseding the Original Notes with this replacement note in the original principal sum of $1,402,893.14 payable to Jean Metzker ("Jean's Note") and one other replacement note in the original principal sum of $4,128,672.88 payable to Payee ("John's Note") (collectively the "Replacement Notes"). The Replacement Notes shall continue to be secured by the Fitzgeralds Deed of Trust, as modified and the UCC-1 Fixture Filings.

            NOW, THEREFORE, Maker and Jean Metzker agree that the terms and conditions of Jean's Note shall be as follows:

            Fitzgeralds Reno, Inc., a Nevada corporation ("Maker") promises to pay to Jean Metzker, an unmarried woman ("Holder"), or order, at 1019 Riverside Drive, Reno, Nevada 89503, or at such other place as the Holder hereof may from time to time designate in writing, in legal tender of the United States of America, the principal amount of One Million Four Hundred Two Thousand Eight Hundred Ninety-three and 14/100ths Dollars ($1,402,893.14), together with interest thereon from July 9, 1997 on the unpaid principal balance from time to time outstanding at the floating rate equal to the Prime Rate, as hereinafter defined, plus one percent (1%) ("Interest Rate"), provided, however, in no event shall the Interest Rate exceed thirteen percent (13%), nor be less than nine percent (9%). Each change in the Interest Rate resulting from a change in the Prime Rate shall become effective as of the date on which such change occurs. Interest shall be computed on the basis of a 365-day year, or 366-day year if a leap year, and actual days elapsed. For purposes of this Note, the term "Prime Rate" is the rate published from time to time in the Wall Street Journal "Money Rates" as the base rate on corporate loans posted by at least 75% of the nation's 30 largest banks.

            Principal and interest shall be due and payable as follows:

            The sum of $5,400.00 on the 1st day of August, 1997 and continuing on the 1st day of each and every month thereafter to and including January 1, 1998; thereafter interest accruing on and after January 1, 1998 shall be due and payable in monthly payments of interest only beginning on the 1st day of February 1998 and continuing on the 1st day of each and every month thereafter until and including the 1st day of January 1999; thereafter, principal and interest shall be due in monthly installments of $20,250.00 beginning on the 1st day of February 1999, and continuing on the 1st day of each and every month thereafter, until the 16th day of September, 2001, upon which date any balance of principal and interest then remaining unpaid shall be fully paid.

            This Note is secured by a deed of trust dated March 16, 1992, to First American Title Company of Nevada, a Nevada corporation, as trustee thereunder which was recorded on March 17, 1992, as Document No. 1554670, Official Records of Washoe County, Nevada, and was modified by a Modification of Deed of Trust dated November 17, 1992 and recorded on November 17, 1992, as Document No. 1624894, Official Records of Washoe County, Nevada and was further modified by a Second Modification of Deed of Trust of even date herewith (such deed of trust as modified is referred to as the "Deed of Trust").

            In the event the undersigned or any successor-in-interest of the undersigned in the real property encumbered by the Deed of Trust shall, voluntarily or involuntarily, sell, transfer or convey, or contract to sell, transfer or convey, such real property, or any portion thereof, or any interest therein, at the option of the Holder of this Note, the then unpaid balance of principal and interest due hereunder shall forthwith become due and payable although the time of maturity as expressed hereinabove shall not have arrived. Consent to one such transaction shall not be deemed to be a waiver of the right to require consent to future or successive transactions.

            Except as otherwise provided in the Deed of Trust, the Holder of this Note may accelerate this Note, that is, declare the entire unpaid balance due and payable, upon (1) failure to pay when due any installment of principal or interest due hereunder with notice to Maker, after the expiration of a thirty (30) day grace period, (2) failure to pay when due any installment of principal or interest due under that certain promissory note of even date herewith, in the original principal sum of Four Million One Hundred Twenty-eight Thousand Six Hundred Seventy-two and 88/100ths Dollars ($4,128,672.88) wherein Fitzgeralds Reno, Inc. is the maker and John G. Metzker, an unmarried man, is payee, which note is also secured by the Deed of Trust, after expiration of a thirty (30) day grace period, (3) any default by Trustor under the Deed of Trust securing this Note,
(4) any default by the obligor under any obligation secured by a deed of trust having priority over the Deed of Trust securing this Note, (5) any default by Trustor under such prior deeds of trust, or (6) the filing of any voluntary petition in bankruptcy by any maker, or any guarantor, if any, of this Note or the filing of an involuntary petition by the creditors of any maker, or guarantor, if any, of this Note, which involuntary petition remains undischarged for a period of sixty (60) days. Protest waived.

            Maker shall have the right to prepay without penalty all or any portion of the Note. Upon each such prepayment, Maker shall also pay all accrued interest on the principal amount prepaid. All payments on this Note shall be applied first to accrued interest and the balance to principal. Holder shall have the right to assign this Note upon written notice of same to Maker and delivery of an agreement acknowledging the terms, conditions and restrictions contained in this Note and Deed of Trust and agreeing to be bound thereby.

            The acceptance of any payment hereunder which is less than payment of all amounts then due and payable shall not constitute a waiver of any of the rights or options of the holder hereof or to the exercise of those rights and options at the time of such acceptance or at any subsequent time. Principal, interest and any fees hereunder shall be payable in lawful money of the United States of America in immediately available funds free and clear of, and without deduction for, any and all present and future taxes, withholdings and costs or reserves.

            In the event that suit be brought hereon, or an attorney be employed or expenses be incurred to compel payment of this Note or any portion of the indebtedness evidenced hereby, whether or not any suit, proceeding or any judicial or non-judicial foreclosure proceeding be commenced, Maker promises to pay all such expenses and reasonable attorneys fees, including, without limitation, any attorneys' fees incurred in any bankruptcy proceeding.

            This Note shall be construed and enforced in accordance with the laws of the State of Nevada. Subject to the provisions contained in the Deed of Trust, Maker agrees that Holder shall have the rights and remedies available to a creditor under the laws of the State of Nevada. Maker consents to the personal jurisdiction of the appropriate state or federal court located in Reno, Nevada.

            No waiver by Holder of any rights or remedy shall be effective unless in writing and signed by Holder, and no such waiver, on one occasion, shall be construed as a waiver on any other occasion. The Maker, to the extent permitted by law, waives presentment of payment, any and all lack of diligence or delays in the collection or enforcement hereof, and expressly agrees to remain and continue bound for the payment of the principal, interest and other sums provided for by the terms of this Note, notwithstanding any extension of time for the payment of, said principal or interest or other sum, or any change in the amount agreed to be paid under this Note.

            Except as hereinafter provided, in the event Philip D. Griffith is not directly or indirectly in control of Maker by reason of the occurrence of future circumstances, whether by operation of law or otherwise, the obligations hereunder, irrespective of the maturity dates expressed herein, at the option of the Holder hereof and with demand and notice, shall, subject to the provisions contained in the Deed of Trust, immediately become due and payable. In the event that the Holder hereof does not elect to declare this Note immediately due and payable, then, unless indicated otherwise in writing by the Holder hereof, Maker shall remain primarily liable for the obligations hereunder. This provision shall apply whether or not Holder has received any payments under this Note after such event. Notwithstanding the foregoing, this paragraph shall not be applicable in the event Philip D. Griffith ceases to be directly or indirectly in control of Maker because of the merger of Maker and its parent corporation, Fitzgerald's Gaming Corporation, with a company whose stock is publicly traded on a nationally recognized U. S. security exchange and the combined net worth of such company after such merger will be not less than Fifty Million Dollars ($50,000,000.00) and the creditworthiness of such company is superior to that of Maker and Fitzgeralds Gaming Corporation.

            Maker shall have no right of offset against any payment due hereunder, and Maker hereby waives any such rights of offset (or setoff), which it might otherwise have with respect to any claim or cause of action against Holder.

            "MAKER":                   FITZGERALDS RENO, INC.
                                       a Nevada corporation



                                       By: _____________________________
                                           Max L. Page
                                           Executive Vice President



            "HOLDER":                  __________________________________
                                       Jean Metzker

                  THIRD AMENDMENT TO STOCK REDEMPTION AGREEMENT

            This Third Amendment to Stock Redemption Agreement (the "Amendment") is made and entered into this _____ day of July, 1997, by and among FITZGERALDS RENO, INC., A NEVADA CORPORATION; LINCOLN PARTNERS CORPORATION (formerly known as Fitzgeralds Las Vegas, Inc.) A NEVADA CORPORATION and NEVADA CLUB, INC., A NEVADA CORPORATION (hereinafter individually referred to as a "Buyer" and collectively referred to as "Buyers"), and JOHN G. METZKER, AN UNMARRIED MAN ("Seller") and JEAN METZKER, AN UNMARRIED WOMAN.


                                R E C I T A L S:

            A. Buyers and Seller entered into that certain Stock Redemption Agreement dated December 21, 1990, as amended by that certain Amendment to Stock Redemption Agreement dated March 16, 1992 and as further amended by that certain Amendment to Stock Redemption Agreement dated November 17, 1992 (hereinafter such Stock Redemption Agreement as amended shall be referred to as the "Agreement").

            B. All capitalized terms used herein shall have the meaning set forth in the Agreement, unless expressly stated otherwise.

            C. At the date of the Agreement, Seller was married to Jean Metzker. On or about May 1, 1993, Seller and Jean Metzker entered into a Separate Property Agreement and in compliance with the terms of such agreement, on May 10, 1993, Seller assigned $1,750,000 of the original principal balance of the Note to Jean Metzker ("Jean's Portion"). Subsequently, on December 30, 1994, Seller and Jean Metzker were divorced.

            D. On or about November 4, 1994, Seller filed a Complaint against Fitzgeralds Reno, Inc. in the Second Judicial District Court of the State of Nevada in and for the County of Washoe, as Case No. CV94-06905 to determine inter alia the appraised fair market value of Harolds Club pursuant to Section 1.05(b) of the Agreement (the "Lawsuit").

            E. On or about June 18, 1996, Seller and Jean Metzker delivered to Fitz North a Notice of Noncompliance under the Fitzgeralds Deed of Trust and, subsequently, on September 4,

1996, Seller and Jean Metzker did cause a Notice of Breach and Default and of Election to Cause Sale of Real Property under Deed of Trust to be recorded as Document No. 2027309 Official Records, Washoe County, Nevada ("Notice of Default") alleging that a default had been made in payment of the debt evidenced by the Note and the Additional Note.

            F. Pursuant to the provisions of Sections 1.05 and 1.06 of the Agreement, the principal amount of the Note is to be increased (or decreased) based upon the fair market values of certain properties to be determined by appraisal in accordance with the methods set forth in the Agreement.

            G. Seller and Buyers desire to amend the Agreement to (1) reflect their mutual understanding and agreement of the adjustments to the Purchase Price and the Note which are to be made pursuant to Sections 1.05 and 1.06 of the Agreement, (2) to settle the Lawsuit, (3) to reinstate the Note and the Additional Note, and (4) to further amend the Agreement as hereinafter set forth.

            NOW, THEREFORE, based upon the foregoing recitals which by reference are incorporated herein, and upon the mutual promises and covenants contained herein, Seller, Buyers and Jean Metzker agree as follows:

            1. Seller and Buyers agree that the Purchase Price and the original principal balance of the Note shall be increased by $1,233,720 (the "Adjustment") effective as of March 16, 1994, pursuant to Sections 1.05(a) and
(b) and Section 1.06 of the Agreement. This Adjustment is determined as follows:

                     APPRAISED
                       VALUE             BASE         DIFFERENCE
                    -----------      -----------      -----------

Harolds Club        $11,500,000      $10,140,000      $ 1,360,000
Nevada Club           5,572,837        3,480,000        2,092,837
El Fitz               2,325,000        2,133,000          192,000
Sands                   425,000          600,000         (175,000)
Cameo                   150,340          350,000         (199,660)
Gun Collection        1,405,219        1,000,000          405,219
                                                      -----------

            Total                                      $3,675,396
            John Metzker's Percentage                      33.567%
                                                      -----------
            Adjustment                                 $1,233,720
                                                      -----------

            2. Seller, Buyers and Jean Metzker agree that after the Adjustment, the aggregate original principal amounts of the Note and the Additional Note (collectively the "Original Notes") is $6,496,205.00 Upon the execution of this Amendment, Fitz North shall make a payment of $883,270.33 (the "Payment") upon the Original Notes, after such Payment the parties agree that the outstanding principal balances of the Original Notes will be $5,531,566.02 with interest paid through July 8, 1997. Attached hereto and marked EXHIBIT "A" is a combined amortization schedule for the Original Notes through July 8, 1997 reflecting the reamortization of the Original Notes after the Adjustment and the Payment. Maker, Payee and Jean Metzker hereby agree to modify the payment terms of the Original Notes, to clarify the status of the Original Notes and to recognize Jean's Portion, and to accomplish the foregoing, the parties agree to replace and supersede the Original Notes with two new notes (the "Replacement Notes"), one in the original principal amount of $1,402,893.14 payable to Jean Metzker and the other in the original principal amount of $4,128,672.88 payable to Seller. The Replacement Notes shall be in the form of EXHIBITS "B" and "C" attached hereto. Upon the execution of this Amendment, Fitz North shall execute the Replacement Notes and deliver them to Seller and Jean Metzker, as applicable, and Seller shall deliver the Note to Fitz North marked "Canceled, Replacement Notes issued July ____, 1997". Buyers, Seller and Jean Metzker hereby acknowledge that Seller has inadvertently misplaced the Additional Note and is unable to deliver the Additional Note to Fitz North at this time. Seller and Jean Metzker hereby represent and warrant to Fitz North that they have not assigned the Additional Note and that, upon location of the Additional Note, they will promptly deliver it to Fitz North Marked "Canceled, Replacement Notes issued July ___, 1997." Upon the execution of this Amendment, Fitz North, Seller and Jean Metzker shall execute and acknowledge a Second Modification of Deed of Trust in the form of EXHIBIT "D" attached hereto (the "Modification of Deed of Trust").

            Upon the execution of this Amendment, Seller shall deliver to Fitz North a payment of $227,803.44 upon Seller's original note in favor of Fitz North dated November 17, 1992 in the original principal amount of $616,000.00. Fitz North and Seller agree that such payment shall pay in full the remaining principal balance of such note together with all accrued interest thereon. Upon the execution of this Amendment, Metzker shall also deliver to Fitz North $5,466.98 to reimburse Fitz North for a life insurance premium paid on Metzker's behalf plus interest thereon.

            3. After the Adjustment described in paragraph 1 hereof, Seller and Buyers agree that all adjustments to the Purchase Price and the Original Notes (and the Replacement Notes) which are required to be made pursuant to the terms of the Agreement have been made and that there shall be no further adjustments thereto under the Agreement.

            4. Upon the execution of this Amendment to settle the Lawsuit, Buyers, Seller and Jean Metzker shall execute the Settlement Agreement attached hereto as EXHIBIT "E".

            5. Upon the execution of this Amendment, Fitz North and Seller shall execute the agreement attached hereto as EXHIBIT "H" which relates to the Arch Drug Airspace.

            6. There exists a loan from Fitz North to Seller which is evidenced by a note dated March 16, 1992 made by Seller in favor of Fitz North in the original principal sum of $1,149,841.00 (the "Metzker Note"). There also exists a loan from Seller to Fitz South which is evidenced by a note dated March 16, 1992 made by Fitz South in favor of Seller in the original principal sum of $1,149,841.00 (the "Fitz South Note"). Upon the execution of this Amendment, Seller shall assign, without recourse, and deliver the Fitz South Note to Fitz North and Fitz North agrees to accept the assignment of the Fitz South Note and credit as payment the sum of $639,401.40 on the Metzker Note. Further, upon the execution of this Amendment, Seller shall execute a replacement note in favor of Fitz North for $618,357.62 representing the remaining principal balance of $510,439.60 plus accrued interest of $107,918.02 through July 8, 1997, which note replaces and supersedes the Metzker Note and shall be in the form of EXHIBIT "F" attached hereto and Fitz North shall delivery to Seller the original Metzker Note marked "Canceled, Replacement Note issued July _____, 1997".

            7. Seller and Jean Metzker agree that they shall execute and deliver to Fitz North a rescission of the Notice of Noncompliance dated June 18, 1996 and will execute and cause to be recorded in the Washoe County Recorder's Office a Notice of Rescission of the Notice of Default upon Fitz North's performance all of the following:

                  (a) Payment to Seller's attorneys, Hale, Lane, Peek, Dennison, Howard, Anderson and Pearl in the sum of $17,000.00 and payment to Jean Metzker's attorneys, Avansino, Melarkey, Knobel, McMullen & Mulligan, in the sum of $13,000.00 for their respective attorneys fees and costs incurred which relate to Fitz North's alleged default under the Original Notes and the negotiation and preparation of this Amendment and related documents.

                  (b) Payment to Seller of $1,997.00 to reimburse Seller for fees paid to First Centennial Title Company.

                  (c) First American Title Company shall issue a CLTA Lenders' policy of title insurance in the amount of $5,531,566.02 insuring the Fitzgerald's Deed of Trust as modified by the Second Modification to Deed of Trust as a lien upon the real property described therein subject only to items 6 through 16, inclusive, and item 22 as shown on the preliminary title report of First American Title Company of Nevada, report no. 198087MC dated as of June 30, 1997, a copy of which is attached hereto as EXHIBIT "G". Real property taxes and assessments may be shown with no amounts due or payable. The title policy shall show vesting exactly as shown on the Second Modification of Deed of Trust. The premium for such policy shall be 36.5% by Seller, 13.5% by Jean Metzker and 50% by Buyers.

                  (d) Delivery to Seller of Seller's original note in favor of Fitz North dated November 17, 1992 in the original principal amount of $616,000.00 marked "paid in full".

            8. Until the Replacement Notes are paid in full, Fitz North shall deliver to Seller true and accurate copies of Fitz North's monthly and annual financial statements including, but not limited to, balance sheet, statement of income by departments and cash flow statements, in the same format and detail and at the same time as such information is delivered or available to Fitz North's directors, officers and shareholders.

            9. Fitz North is presently in default in its payments due under the note secured by that certain deed of trust dated December 31, 1986 wherein Lincoln Investments, Inc., a Nevada corporation, is Trustor, Ticor Title Insurance Company, a California corporation, is Trustee and Nevada Club, Inc., et al. is Beneficiary and which was recorded on December 31, 1986 as

Document No. 1129049 Official Records of Washoe County, Nevada, and as thereafter modified and amended (the "Meta Fitzgerald Deed of Trust") and that certain Security Agreement recorded December 31, 1986, as Document No. 1129058, Official Records of Washoe County, Nevada (the "Security Agreement"). Provided, that Fitz North is not in default under the Fitzgeralds Deed of Trust or the Replacement Notes secured thereby, then Seller and Jean Metzker agree to execute an appropriate agreement subordinating the encumbrance of the Fitzgeralds Deed of Trust to the encumbrance of the Meta Fitzgerald Deed of Trust and the Security Agreement as they may be modified by the parties thereto to effectuate a cure of the present default under the Meta Fitzgeralds Deed of Trust and the note secured thereby ("Modification") provided such Modification shall not (1) increase the amount of the obligations presently secured by the Meta Fitzgeralds Deed of Trust in excess of the then remaining amounts (principal and interest) owed under such note, (2) increase the interest rate on such obligations, or (3) accelerate the balloon payment date of December 31, 2001, under such note.

            10. Buyers and each of them represent and warrant to Seller and Jean Metzker that they have full right and authority to enter into this Amendment and to perform all of their respective obligations hereunder; each of the persons signing this Amendment upon behalf of a Buyer is authorized to so sign; and the execution, consent or acknowledgment of no other person or entity is necessary in order to validate the execution of this Amendment by Buyers. Entry into this Amendment and the performance by Buyers of their obligations hereunder, does not contravene or constitute a breach of any agreement, contract or indenture to which a Buyer is a party.

            11. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute but one agreement.

            12. The parties hereby have cooperated in the drafting and preparation of this Amendment. In any construction to be made of this Amendment, no presumption shall arise against a party by virtue of its participation in the drafting of this Amendment.

            13. Time is of the essence in the performance of the parties' respective obligations under this Amendment.

            14. All exhibits referred to in this Amendment are attached hereto and by reference thereto are incorporated herein.

            15. The Agreement as amended by this Amendment, shall remain in full force and effect.

            IN WITNESS WHEREOF, the parties hereto have entered into this Amendment the day and year first above written.

            "BUYERS":                  FITZGERALDS RENO, INC.,
                                       a Nevada corporation


                                       By: ____________________________
                                           Max L. Page
                                           Executive Vice President


                                       LINCOLN PARTNERS CORPORATION
                                       (formerly known as Fitzgeralds
                                        Las Vegas, Inc.)
                                       a Nevada corporation


                                       By: ___________________________
                                           Max L. Page
                                           Executive Vice President


                                       NEVADA CLUB, INC.,
                                       a Nevada corporation


                                       By: ___________________________
                                           Max L. Page
                                           President


            "SELLER":                  ________________________________
                                       John G. Metzker


                                       ________________________________
                                       Jean Metzker

                        RELEASE AND SETTLEMENT AGREEMENT


            This release and settlement agreement (the "Agreement") is made this ______ day of July, 1997, among John G. Metzker, an unmarried man ("Metzker"), Jean Metzker, an unmarried woman, Fitzgeralds Reno, Inc. ("Fitzgeralds"), Lincoln Partners Corporation (formerly known as Fitzgeralds Las Vegas, Inc.) ("LPC") and Nevada Club, Inc., ("Nevada Club") (collectively, the "Parties"), with reference to the following facts:



                                 R E C I T A L S

            A. The Parties did enter into the Stock Redemption Agreement as defined in Section 2.2(a) of this Agreement.

            B. On or about November 4, 1994, Metzker filed a Complaint against Fitzgeralds in the Second Judicial District Court of the State of Nevada, in and for the County of Washoe, as Case No. CV94-06905 (the "Lawsuit").

            C. Trial commenced regarding the Lawsuit on December 18, 1995, and continued at various times throughout 1996 until August 27, 1996.

            D. On September 13, 1996, the Court filed an Order, holding in favor of Metzker on some claims and in favor of Fitzgeralds in others.

            E. The Parties have agreed to a settlement of the Lawsuit and of all existing claims, known and unknown, and are entering into this Agreement for the purpose of memorializing such a settlement.

                                  1. SETTLEMENT

            NOW, THEREFORE, based upon the foregoing recitals which are incorporated herein and in consideration of the mutual promises set forth below, the Parties agree as follows:

            1.1 The Parties have entered into a Third Amendment to Stock Redemption Agreement dated of even date herewith, the terms of which are incorporated herein by reference.

            1.2 Upon the execution of this Agreement, the Parties' counsel shall execute a satisfaction of judgment and a stipulation for dismissal of the Lawsuit with prejudice and shall obtain an order of the court dismissing the Lawsuit with prejudice, and with each of the Parties to bear their own attorney's fees and costs.

                      2. RELEASE WITH RESERVATION OF RIGHTS

            2.1 Excepting those reservations of rights set forth in Section 2.2 hereinbelow, each of the Parties, individually and on behalf of their agents, servants, employees, officers, directors, representatives, successors, heirs, administrators, executors, personal representatives, guardians, conservators, assigns, and every other entity in which they have any interest whatsoever, hereby forever fully and finally release and discharge all actions, claims, rights, duties, damages, debts, liabilities, obligations, accounts, accountings, costs, expenses, suits, proceedings, controversies, contracts, and demands against any or all of the Parties and any or all of their respective subsidiaries, parent corporations, agents, attorneys, servants, officers, directors, employees, predecessors, successors, heirs, administrators, executors, personal representatives, guardians, conservators, assigns, co-venturers, entities in which they have any interest whatsoever, affiliates, and representatives and any other person, corporation, association or partnership charged, or who could be charged, with responsibility for the conduct of the persons and entities released herein, of and from any and all rights, duties, damages, debts, liabilities, obligations, accounts, accountings, suits, proceedings, controversies, contracts, demands, actions, causes of action, claims, claims for relief, liens, costs, and expenses of every kind and nature whatsoever, known and unknown, anticipated and unanticipated, suspected and unsuspected, which accrued or are based solely or in part upon events which occurred prior to the date of this Agreement, or which result from or in any manner grow out of, or arise from, or are connected, in any way to, or which were or could have been asserted in, the Lawsuit, or the allegations made therein, or the facts and matters upon which the Lawsuit was based, and any and all claims for damages, whether actual, punitive, or liquidated, and all claims for costs and attorney's fees.

            2.2 Each of the Parties hereby excepts and reserves all claims, rights, causes of action, legal remedies and demands whatsoever accruing from and after the date of this Agreement which arise out of or are related to the following and are based upon events which occur on or after the date of this
Agreement:

                  (a) Stock Redemption Agreement dated December 21, 1990 made and entered into by and among John G. Metzker as Seller and Fitzgeralds Reno, Inc., Fitzgeralds Las Vegas, Inc. (now known as Lincoln Partners Corporation), and Nevada Club, Inc., and as amended by two (2) Amendments to Stock Redemption Agreement dated March 16, 1992 and November 17, 1992, respectively, and as further amended by the Third Amendment to Stock Redemption Agreement dated of even date herewith (the "Stock Redemption Agreement").

                  (b) Replacement Note Secured by Deed of Trust dated of even date herewith in the original principal amount of $1,402,893.14 made by Fitzgeralds Reno, Inc., in favor of Jean Metzker, an unmarried woman.

                  (c) Replacement Note Secured by Deed of Trust dated of even date herewith in the original principal amount of $4,128,672.88 made by Fitzgeralds Reno, Inc. in favor of

John G. Metzker, an unmarried man.

                  (d) Deed of Trust and Security Agreement and Fixture Filing recorded on March 17, 1992 as Document No. 1554670, Official Records of Washoe County, Nevada, encumbering all that certain real property situate in such county and state described therein, as modified by a Modification of Deed of Trust dated November 17, 1992 and recorded on November 23, 1992 as Document No. 1624894, Official Records, and as modified by a Second Modification of Deed of Trust and Security Agreement and Fixture Filing and Assignment dated of even date herewith (the "Deed of Trust"); and a UCC-1 Fixture Filing, recorded on March 17, 1992 as File No. 1554672, Official Records of Washoe County, Nevada and Filing No. 92-02438, Official Records of the Secretary of State of the State of Nevada.

                  (e) Replacement Promissory Note dated of even date herewith in the original principal amount of $618,357.62 made by John G. Metzker in favor of Fitzgeralds Reno, Inc.

                  (f) Agreement of even date entered into between Fitzgeralds Reno, Inc. and John G. Metzker affecting the Arch Drug Airspace.

            2.3 The persons signing this Agreement as Parties or on behalf of such Parties specifically warrant and represent that they are of legal age and are legally competent to execute this Agreement, and that in executing this Agreement, they have been fully advised and represented by legal counsel of their own selection and that the Parties are fully familiar with all the circumstances mentioned herein and that in executing this Agreement they do so relying wholly on their own judgment and the advice of their counsel and without reliance upon any statement, inducement, or representation whatsoever (except for any statements or representations contained in this Agreement) regarding the matters contained herein by the persons and entities released hereby or by any of their agents, servants, employees, officers, directors, representatives, successors, or their attorneys.

            2.4 It is understood that this Agreement is not to be construed as an admission of liability, criminal conduct, or responsibility whatsoever on the part of the persons and entities released herein, each of whom expressly deny all liability and responsibility.

            2.5 The Parties covenant and agree to indemnify and hold harmless the other persons and entities they have released herein from and against any and all loss, claim, or expense which may arise out of the claims released herein by the Parties or from their breach of this Agreement or the breach of the Agreement by any person or entity claiming through or under the Parties.

                               3. ENTIRE AGREEMENT

            This Agreement and the documents incorporated herein by reference constitute the entire agreement of the Parties, and no promise, inducement, or representation other than as set forth herein has been made, offered, relied upon, or agreed upon. The terms of this Agreement are contractual and are not a mere recital and may not be modified, varied, or explained, except by a mutual agreement of the Parties, in writing, attached hereto. This Agreement supersedes and replaces any and all prior negotiations and proposed agreements, written and oral, relating thereto.

                             4. OWNERSHIP OF CLAIMS

            The Parties warrant and represent that they have not assigned, granted, or transferred in any way the released claims, causes of action, costs or demands, or any part thereof, they may have, or may have had, or may in the future have, at any time against the released parties.

                                 5. SEVERABILITY

            If any provision of this Agreement as applied to any party or to any circumstance shall be adjudged by a court to be void and/or unenforceable, the same shall in no way affect any other provision of this Agreement, the application of such provision in any other circumstance, or the validity or enforceability of this Agreement as a whole.

                          6. ATTORNEY'S FEES AND COSTS

            In the event of any litigation concerning any claim, controversy, or dispute between the Parties arising out of or relating to this Agreement or the breach or interpretation thereof, the party in whose favor a final judgment is entered shall be entitled to recover from the other party reasonable expenses, attorney's fees, and costs incurred therein, and in the enforcement or collection of said judgment or award rendered therein.

                             7. VOLUNTARY AGREEMENT

            The Parties state, certify, warrant, and represent that they have carefully read this entire Agreement, that its contents are fully known and understood, and have been explained to them by their counsel that it is signed as a free and voluntary act of the Parties without any duress or coercion whatsoever and that it is the express intention of the Parties to be fully and legally bound by this Agreement.

                                8. CHOICE OF LAW

            This Agreement shall be governed by and construed under the laws of the State of

Nevada, to whose jurisdiction the parties do hereby submit, provided, however, that in the event that any law or laws of the State of Nevada shall require or otherwise dictate that the laws of another state or jurisdiction be applied in any proceeding, such Nevada law or laws shall be superseded by this paragraph and the remaining laws of the State of Nevada shall nonetheless be applied in such proceeding. In the event that any action is instituted in connection with this Agreement, the Parties agree that any action shall be commenced and maintained in Washoe County, Nevada.

                        9. AGREEMENT AS DEFENSE TO ACTION

            This Agreement may be pleaded as a full and complete defense to, and the Parties hereby consent that it may be used as the basis for an injunction against, any action, suit, or other proceeding based on claims released by this Agreement.

                                10. CONSTRUCTION

            The language of each and all paragraphs, terms, and/or provisions of this Agreement shall be construed as a whole, according to its fair meaning, and not strictly for or against any party hereto and without regard whatsoever to the identity or status of any person or persons who drafted all or any portion of this Agreement.

                                   11. WAIVER

            No waiver of any of the provisions of this Agreement shall be deemed or constitute a waiver of any provision, whether or not similar, not shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver.

                           12. SUCCESSORS AND ASSIGNS

            This Agreement shall be binding upon and inure to the benefit of the successors, predecessors, assigns, attorneys-in-fact, attorneys-at-law, officers, directors, shareholders, employees, agents, parent corporations, subsidiary and affiliated corporations, affiliates, heirs, executors, conservators, personal representatives, administrators, and partners of the Parties hereto.

                                  13. CAPTIONS

            The captions appearing at the commencement of the paragraphs hereof are descriptive only and for convenience of reference. Should there be any conflict between such caption and the paragraph at the head of which it appears, the paragraph and not such caption shall control and govern in the construction of this Agreement.

                                14. COUNTERPARTS

            This Agreement may be signed in counterparts by the Parties, which, taken together, shall be deemed to constitute one and the same Agreement.


                                       --------------------------------------
                                       John G. Metzker


                                       --------------------------------------
                                       Jean Metzker




                                       FITZGERALDS RENO, INC.


                                       By: _____________________________________
                                           Max L. Page, Executive Vice President




                                       LINCOLN PARTNERS CORPORATION
                                       (formerly known as Fitzgeralds Las
                                       Vegas, Inc.)


                                       By: ________________________________
                                           Max L. Page, Executive Vice President




                                       NEVADA CLUB, INC.


                                       By: ________________________________
                                           Max L. Page, President

STATE OF NEVADA         )
                        ) ss:
COUNTY OF WASHOE        )

            This instrument was acknowledged before me on the _____ day of July, 1997, by John G. Metzker.


                                       ------------------------------------
                                       Notary Public
                                       My commission expires:  _______________




STATE OF NEVADA         )
                        ) ss:
COUNTY OF WASHOE        )

            This instrument was acknowledged before me on the _____ day of July, 1997, by Jean Metzker.


                                       ------------------------------------
                                       Notary Public
                                       My commission expires:  _______________



STATE OF NEVADA         )
                        ) ss:
COUNTY OF WASHOE        )

            This instrument was acknowledged before me on the _____ day of July, 1997, by Max L. Page as Executive Vice President of Fitzgeralds Reno, Inc.


                                       ------------------------------------
                                       Notary Public
                                       My commission expires:  _______________

STATE OF NEVADA         )
                        ) ss:
COUNTY OF WASHOE        )

            This instrument was acknowledged before me on the _____ day of July, 1997, by Max L. Page as Executive Vice President of Lincoln Partners Corporation (formerly known as Fitzgeralds Las Vegas, Inc.).


                                       ------------------------------------
                                       Notary Public
                                       My commission expires:  _______________






STATE OF NEVADA         )
                        ) ss:
COUNTY OF WASHOE        )

            This instrument was acknowledged before me on the _____ day of July, 1997, by Max L. Page as President of Nevada Club, Inc.


                                       ------------------------------------
                                       Notary Public
                                       My commission expires:  _______________

Escrow No. _____________
WHEN RECORDED RETURN TO:
Hale, Lane, Peek, Dennison,
Howard, Anderson and Pearl
Attn:  Marilyn L. Skender, Esq.
Post Office Box 3237
Reno, Nevada 89505



                      SECOND MODIFICATION OF DEED OF TRUST
                    AND SECURITY AGREEMENT AND FIXTURE FILING
                                 AND ASSIGNMENT

            This Second Modification of Deed of Trust and Security Agreement and Fixture Filing and Assignment ("Modification") is made this ______ day of July, 1997, by and between FITZGERALDS RENO, INC., a Nevada corporation, as Trustor, and JOHN G. METZKER, an unmarried man, as to an undivided seventy-three percent (73%) interest, and JEAN METZKER, AN UNMARRIED WOMAN, as to an undivided twenty-seven percent (27%) interest, as Beneficiary.


                                R E C I T A L S:

            This Modification is made and entered into with reference to the following facts:

            A. Trustor executed and delivered its note to John G. Metzker, a married man dated March 16, 1992 in the original principal amount of Four Million Five Hundred Twenty-Six Thousand Five Hundred Two and no/100ths Dollars ($4,526,502.00) (the "Original Note"), which Original Note was secured by inter alia a deed of trust and security agreement and fixture filing recorded on March 17, 1992, as Document No. 1554670, Official Records of Washoe County, Nevada, encumbering all that certain real property situate in such county and state, described therein; which deed of trust was subsequently modified by the First Modification of Deed of Trust described in Recital D hereinbelow (the foregoing described deed of trust as modified is hereinafter referred to as the "Deed of Trust"). A UCC-1 Fixture Filing was recorded on March 17, 1992 as File no. 1554672,

Official Records of Washoe County, Nevada and filed with the Secretary of State of the State of Nevada as Filing No. 92-02438.

            B. The principal amount of the Original Note is to be decreased or increased periodically to reflect certain adjustments determined in accordance with the methods set forth in that certain Stock Redemption Agreement, made and entered into by and among Trustor, Fitzgeralds Las Vegas, Inc., Nevada Club, Inc. and John G. Metzker, a married man, dated December 21, 1990 and as amended by two Amendments to Stock Redemption Agreement dated March 16, 1992 and November 17, 1992, respectively, and as further amended by the Third Amendment to Stock Redemption Agreement dated of even date herewith (the "Stock Redemption Agreement").

            C. Pursuant to the terms of the Stock Redemption Agreement the sale by Trustor of the certain real property caused the principal amount of the Original Note to increase by the amount of Seven Hundred Thirty-five Thousand Nine Hundred Eighty Three and no/100ths Dollars ($735,983.00), however, instead of increasing the principal amount of the Original Note, Maker executed and delivered to John G. Metzker a separate note dated November 17, 1992 in the principal sum of $735,983.00 (the "Additional Note"). At that time, the Original Note was amended by an Amendment to Note dated November 17, 1992.

            D. The Original Note and the Additional Note were both secured by the Deed of Trust pursuant to a Modification of Deed of Trust dated November 17, 1992 and recorded on November 23, 1992 in the Official Records of Washoe County, Nevada as Document No. 1624894 (the "First Modification to Deed of Trust").

            E. At the date of the Stock Redemption Agreement, John G. Metzker was married to Jean Metzker. On or about May 1, 1993, John G. Metzker and Jean Metzker entered into a Separate Property Agreement and in compliance with the terms of such agreement, on May 10, 1993, John G. Metzker assigned $1,750,000 of the original principal balance of the original Note to Jean Metzker ("Jean's Portion"). Subsequently, on December 30, 1994, John G. Metzker and Jean Metzker were divorced.

            F. Pursuant to the provisions of the Stock Redemption Agreement, the principal amount of the Original Note is to be further increased by $1,233,720.00 (the "Adjustment").

            G. After the Adjustment, the aggregate original principal amounts of the Original Note and the Additional Note (collectively the "Original Notes") is $6,496,205.00 and the aggregate outstanding principal balances of the Original Notes is $5,531,566.02 with interest paid through July 8, 1997.

            H. Pursuant to the terms of the Stock Redemption Agreement, Trustor and Beneficiary have agreed to modify the payment terms of the Original Notes, to clarify the status of the Original Notes and to recognize Jean's Portion, and have agreed to accomplish the foregoing by replacing and superseding the Original Notes with two (2) replacement notes, one in the original principal sum of $1,402,893.14 payable to Jean Metzker, an unmarried woman (the "Jean Metzker Replacement Note") and one in the original principal sum of $4,128,672.88 payable to John G. Metzker, an unmarried man (the "John G. Metzker Replacement Note") (collectively the "Replacement Notes").

            I. It is appropriate to modify the terms of the Deed of Trust.

            NOW, THEREFORE, based upon the foregoing recitals which by reference are incorporated herein, and for a valuable consideration, the receipt of which is hereby acknowledged, Trustor and Beneficiary agree as follows:

            1. John G. Metzker hereby assigns, transfers and conveys an undivided twenty-seven percent (27%) interest in the Deed of Trust to Jean Metzker, an unmarried woman. Trustor hereby acknowledges and consents to the foregoing assignment. Jean Metzker hereby acknowledges and agrees that the Jean Metzker Replacement Note and this assignment shall and do replace and supersede in all respects that certain unrecorded "Assignment of Beneficial Interest and Proceeds" dated May 10, 1993 executed by John Metzker in favor of Jean Metzker. John G. Metzker and Jean Metzker, as between them, agree that in the event of a default under either or both of the Replacement Notes or this Deed of Trust, as modified hereby, if either party desires to proceed to commence foreclosure under this Deed of Trust, the other party shall cooperate in such foreclosure.

            2. Section 1.03 appearing in I, paragraph B of the Deed of

Trust is hereby deleted in its entirety and a new Section 1.03 is hereby added, and shall read as follows:

                        1.03 Trustor makes this Deed of Trust for the purpose of
            securing:

                        (a) Payment of all indebtedness evidenced by that
            certain Replacement Note Secured by Deed of Trust dated July 9, 1997, and any and all renewals, extensions, modification or amendments thereof, in the principal amount of Four Million One Hundred Thirty-Eight Thousand Six Hundred Seventy-two and 88/100ths Dollars ($4,128,672.88) executed by Trustor and payable to John G. Metzker, an unmarried man, together with interest thereon, which note by this reference is incorporated herein.

                        (b) Payment of all indebtedness evidenced by that
            certain Replacement Note Secured by Deed of Trust dated July 9, 1997 and any and all renewals, extensions, modifications or amendments thereof in the principal amount of One Million Four Hundred Two Thousand Eight Hundred Ninety-three and 14/100ths Dollars ($1,402,893.14), executed by Trustor and payable to Jean Metzker, an unmarried woman, together with interest thereon, which note by this reference is incorporated herein. The notes described in this
            Section 1.03(a) and (b) shall hereinafter be referred to collectively as the "Replacement Notes" and singly as the "Replacement Note."

            3. The Deed of Trust is hereby amended to provide that all references throughout the Deed of Trust to "Note" or "Notes" wherever and whenever it appears shall be deleted and the words the "Replacement Notes" shall be substituted in its place.

            4. Section 1.02 appearing in I, paragraph A of the Deed of Trust is hereby amended by changing the name set forth opposite the words "Name of Secured Party" from "John G. Metzker, a married man" to "John G. Metzker, an unmarried man, and Jean Metzker, an unmarried woman."

            5. Section 2.14 appearing in II, paragraph F of the Deed of Trust is hereby deleted and in its stead a new Section 2.14 is hereby added and shall read as follows:

                        2.14 In the event Philip D. Griffith does not directly
            or indirectly control the Trustor, the Replacement Notes, irrespective of the maturity dates expressed therein, at the option of Beneficiary, with demand and notice thereof, shall immediately become due and payable. Notwithstanding the foregoing, this Section
            2.14 shall not be applicable in the event Philip D. Griffith ceases to be directly or indirectly in control of Trustor because of a merger of Trustor and its parent corporation, Fitzgeralds Gaming Corporation, with a company whose stock is publicly traded on a nationally recognized U. S. securities exchange and the combined net worth of such company after the merger is at least Fifty Million Dollars ($50,000,000.00) and the credit-worthiness of such company is superior to that of Trustor and Fitzgeralds Gaming Corporation.

            6. Section 3.01 appearing in III, paragraph A, of the Deed of Trust is hereby deleted in its entirety and a new Section 3.01 is hereby added, and shall read as follows:

                        3.01 Trustor shall be in default hereunder upon the
            breach of any covenant or warranty contained herein, or if an event of default shall have occurred and be continuing under either or both of the Replacement Notes, or any other obligation secured hereby. A default under either of the Replacement Notes shall constitute a default under the other Replacement Note.

            7. Section 3.08 appearing in III, paragraph B, of the Deed of Trust is hereby deleted and in its stead a new Section 3.08 is hereby added and shall read as follows:

                        3.08 The following shall constitute "Foreclosure
            Proceedings" for purposes of this Section 3.08:

                              (i) the recordation of a Notice of Breach and
            Election to Sell or any other notice of initiation of foreclosure proceedings;

                              (ii) the commencement of an action for judicial
            foreclosure or implementation of foreclosure proceedings under the provisions of Chapter 107 of Nevada Revised Statutes; or

                              (iii) the exercise of any remedy provided for in
            this Deed of Trust or in the Replacement Notes.

                        Except as otherwise provided in this Section 3.08, in
            the event of any default under either or both Replacement Notes or under this Deed of Trust, Beneficiary shall not commence Foreclosure Proceedings under this Deed of Trust until the following procedures have been followed: Beneficiary shall deliver to Trustor written notice specifying the event of default ("Notice of Noncompliance"). If within thirty (30) days after delivery of the Notice of Noncompliance to Trustor, Trustor delivers to Beneficiary a statement that such default resulted from insufficient cash flow from the normal business operations of Trustor (and such cash flow deficiency is not a result of Trustor's transactions with its affiliates) as confirmed by a certificate of the Chief Financial Officer of Trustor which is accompanied by a cash flow statement for the prior twelve (12) calendar months to date and a projected cash flow statement for the ensuing six (6) months verifying such cash flow deficiency (hereinafter referred to as "Notice of Cash Flow Deficiency") then Beneficiary shall not commence Foreclosure Proceedings until the occurrence of the first to occur of the following events ("Foreclosure Grace Period"):

                        (1) Trustor shall fail to make a minimum monthly payment
            of Twenty Thousand and no/100ths Dollars ($20,000.00) on the Replacement Notes ("Default Payment") (which payment shall be allocated $5,400.00 to the Jean Metzker Replacement Note and $14,600.00 to John G. Metzker Replacement Note) for any calendar month during the six (6) month period after the date of the Notice of Noncompliance; or

                        (2) The expiration of six (6) months after
            the date of the Notice of Noncompliance; or

                        (3) The failure of Trustor to make partial monthly
            payments in excess of the Default Payment during any calendar quarter (it being agreed that Trustor has the obligation to make partial payments on the Notes to the extent of its cash flow in excess of the Default Payment during the Foreclosure Grace Period) on any payments due under the Replacement Notes to the extent of Trustor's cash flow where the failure to make such payment is not supported by a quarterly cash flow statement for the applicable period accompanied by a statement that such failure to pay or such partial payment resulted from insufficient cash flow as confirmed by a certificate of the Chief Financial Officer of Trustor reflecting the inability to pay or that the maximum partial payment has been paid, unless such failure is resolved or cured as provided hereinafter in this subparagraph. Such quarterly cash flow statement and certificate shall be delivered to Beneficiary within thirty (30) days after the end of each calendar quarter. Based upon such quarterly cash flow statement and certificate, if Trustor has not made payments on the Replacement Notes to the extent of its cash flow in excess of the Default Payments for such quarter than and in such event, Beneficiary may give Trustor written notice of such failure to make partial payments. Trustor shall within thirty (30) days after delivery of such notice resolve such issue with Beneficiary or cure such failure to make partial payments.

                        If Trustor fails to deliver to Beneficiary the Notice of
            Cash Flow Deficiency within thirty (30) days after the delivery of the Notice of Noncompliance to Trustor, Beneficiary may commence Foreclosure Proceedings under this Deed of Trust.

                        If during the Foreclosure Grace Period, Trustor pays to
            Beneficiary all outstanding installment payments due under the Replacement Notes, Beneficiary shall deliver to Trustor a rescission of the Notice of Noncompliance and the Replacement Notes shall be reinstated as performing Replacement Notes, without acceleration.

                        During the Foreclosure Grace Period, Trustor shall not
            (1) increase the compensation of its officers or directors, directly or indirectly, (2) pay any dividends or other distributions, or (3) repay any obligations, except in the ordinary course of business or in accordance with their terms. Breach of the foregoing by Trustor at anytime during the Foreclosure Grace Period shall allow Beneficiary to immediately commence Foreclosure Proceedings under this Deed of Trust.

                        Notwithstanding anything to the contrary contained in
            this Section 3.08, Beneficiary shall have the right in its sole discretion to commence Foreclosure Proceedings under this Deed of Trust if any of the events of default set forth in Sections 2.03, 2.10, 2.12, or 2.14 occur.

            8. Section 4.07 of the Deed of Trust is hereby amended by changing the addresses of the respective parties which shall read as follows:

               To Trustor:          Philip D. Griffith, President
                                    Fitzgeralds Reno, Inc.
                                    a Nevada corporation
                                    300 E. Second Street
                                    Reno, Nevada 89501

               With copies to:      Fitzgeralds Gaming Corporation
                                    301 Fremont Street
                                    Las Vegas, Nevada 89101
                                    Attn:  General Counsel

               To Beneficiary:      John G. Metzker
                                    Post Office Box 6748
                                    Reno, Nevada 89513

               With copies to:      Hale, Lane, Peek, Dennison,
                                    Howard, Anderson and Pearl
                                    100 W. Liberty Street, 10th Floor

                                    Post Office Box 3237
                                    Reno, Nevada 89501
                                    Attention:  J. Stephen Peek
                                    Marilyn L. Skender

               To Beneficiary:      Jean Metzker
                                    1019 Riverside Drive
                                    Reno, Nevada 89503

               With copies to:      Avansino, Melarkey, Knobel,
                                    McMullen & Mulligan
                                    165 W. Liberty Street, Suite 210
                                    Reno, Nevada 89501
                                    Attention:  John Mulligan, Esq.

            9. Section 5.01 of the Deed of Trust is hereby amended by deleting the "Third Deed of Trust" as defined therein.

            10. Section 5.02 of the Deed of Trust is hereby amended by deleting all references to "First Interstate Bank of Nevada" and substituting in its place and stead "Wells Fargo Bank" and by deleting paragraphs (b), (c) and (d) of Section 5.02 in their entirety.

            11. Exhibit "B" and all references thereto in the Deed of Trust are deleted in their entirety.

            12. As hereby amended, the Deed of Trust remains in full force and effect, and Trustor continues to be bound thereby to perform the obligations secured by the Deed of Trust.

            IN WITNESS WHEREOF, the parties hereto have executed this Second Modification of Deed of Trust and Security Agreement and Fixture Filing the day and year first above written.

        "TRUSTOR":                     FITZGERALDS RENO, INC.,
                                       a Nevada corporation


                                       By: _____________________________
                                           Max L. Page
                                           Executive Vice President

        "BENEFICIARY":                 __________________________________
                                       John G. Metzker


                                            ----------------------------------
                                            Jean Metzker


STATE OF NEVADA         )
                        ) ss:
COUNTY OF WASHOE        )

            This instrument was acknowledged before me on _____________, 1997, by Max L. Page as Executive Vice President of Fitzgeralds Reno, Inc., a Nevada corporation.


                                       -------------------------------
                                       Notary Public
                                       My Commission Expires: ________


STATE OF NEVADA         )
                        ) ss:
COUNTY OF WASHOE        )

            This instrument was acknowledged before me on _____________, 1997, by John G. Metzker.

                                       -------------------------------
                                       Notary Public
                                       My Commission Expires: ________


STATE OF NEVADA         )
                        ) ss:
COUNTY OF WASHOE        )

            This instrument was acknowledged before me on _____________, 1997, by Jean Metzker.


                                       -------------------------------
                                       Notary Public
                                       My Commission Expires: ________

WHEN RECORDED, MAIL TO:
Marilyn L. Skender, Esq.
Hale, Lane, Peek, Dennison,
Howard, Anderson and Pearl
100 West Liberty Street, Tenth Floor
Post Office Box 3237
Reno, Nevada  89505



                   SUBSTITUTION OF TRUSTEE UNDER DEED OF TRUST


            WHEREAS, FITZGERALDS RENO, INC., A NEVADA CORPORATION, was the original Trustor, FIRST AMERICAN TITLE COMPANY OF NEVADA, A NEVADA CORPORATION, was the original Trustee, and JOHN G. METZKER, A MARRIED MAN, is the original Beneficiary under that certain Deed of Trust dated March 16, 1992, recorded March 17, 1992, as Document No. 1554670, in Book 3440, Page 98 of Official Records in the Office of the County Recorder of Washoe County, Nevada and as modified by that certain Modification of Deed of Trust dated November 17, 1992, and recorded on November 23, 1992, as Document No. 1624894, in Book 3617, Page 3 of Official Records (the "Deed of Trust").

            WHEREAS, Trustor, John G. Metzker, has assigned a portion of his beneficiary interest in the Deed of Trust and the Notes secured thereby to his former spouse, Jean Metzker, by an unrecorded assignment dated May 10, 1993.

            WHEREAS, First Centennial Title Deed Services, Inc., a Nevada corporation was substituted as Trustee under the Deed of Trust by that Substitution of Trustee under Deed of Trust dated August 30, 1996 and recorded on September 4, 1996, as Document No. 2027308, Official Records of Washoe County, Nevada.

            WHEREAS, the undersigned desire to substitute a new Trustee under said Deed of Trust in the place and stead of First Centennial Trust Deed Services, Inc.

            NOW, THEREFORE, NOTICE IS HEREBY GIVEN, that the undersigned appoints and substitutes First American Title Company of Nevada, a Nevada corporation, as Trustee under said Deed of Trust in place of First Centennial Trust Deed Services, Inc., a Nevada corporation. First American Title Company of Nevada, its successors and assigns, is hereby vested with all title, interest, powers, duties and trusts vested in Trustee by virtue of said Deed of Trust.

        DATED this _____ day of July, 1997.



                                       --------------------------------
                                       John G. Metzker


                                       --------------------------------
                                       Jean Metzker


STATE OF NEVADA         )
                        ) ss:
COUNTY OF WASHOE        )

        This instrument was acknowledged before me on July ____, 1997, by John G. Metzker.


                                       -------------------------------
                                       Notary Public
                                       My Commission Expires: ________


STATE OF NEVADA         )
                        ) ss:
COUNTY OF WASHOE        )

        This instrument was acknowledged before me on July ____, 1997, by Jean Metzker.


                                       -------------------------------
                                       Notary Public
                                       My Commission Expires: ________

                           REPLACEMENT PROMISSORY NOTE

$618,357.62                                                         Reno, Nevada
                                                                 July ____, 1997

            WHEREAS, John C. Metzker ("Maker") did deliver to Fitzgeralds Reno, Inc., a Nevada corporation ("Payee") his promissory note dated March 1, 1992 in the original principal sum of $1,149,841.00 (the "Original Note");

            WHEREAS, the Original Note is all due and payable on June 30, 1997;

            WHEREAS, Maker has assigned and delivered to Payee without recourse that certain promissory note dated March 1, 1992 in the original principal sum of $1,149,841.00 wherein Fitzgeralds Las Vegas, Inc (now known as Lincoln Partners Corporation), a Nevada corporation is Maker and John G. Metzker is payee (the "LPC Note") and Payee has accepted the LPC Note and has credited it as a payment of $639,401.40 on the Original Note;

            WHEREAS, the outstanding principal balance of the Original Note is $510,439.60 as of July 8, 1997 and there is accrued and unpaid interest of $107,918.02 thereon through July 8, 1997 for a total outstanding balance of $618,357.62;

            WHEREAS, Maker and Payee desire to replace and supersede the Original Note with this replacement note (the "Note").

            NOW, THEREFORE, Maker and Payee agree that this Note shall replace and supersede the Original Note and the terms and conditions of this Note shall be as follows:

            John G. Metzker, an unmarried man ("Maker") promises to pay to Fitzgeralds Reno, Inc., a Nevada corporation ("Payee"), or order, at Post Office Box 40130, Reno, Nevada 89504, or at such other place as the holder hereof may from time to time designate in writing, in legal tender of the United States of America, the principal amount of Six Hundred Eighteen Thousand Three Hundred Fifty-seven and 62/100ths Dollars ($618,357.62), together with interest thereon from July 9, 1997 on the unpaid principal balance from time to time outstanding at the floating rate equal to the Prime Rate, as hereinbelow defined, plus one percent (1%) ("Interest Rate"), provided, however, in no event shall the Interest Rate exceed thirteen percent (13%), nor be less than nine percent (9%). Each change in the Interest Rate resulting from a change in the Prime Rate shall become effective as of the date on which such change occurs. Interest shall be computed on the basis of a 365-day year, or 366-day year if a leap year, and actual days elapsed. For purposes of this Note, the term "Prime Rate" means the rate published from time to time in the Wall Street Journal "Money Rates" as the base rate on corporate loans posted by at least 75% of the nation's 30 largest banks.

            Principal and interest shall be due and payable as follows: Accrued interest for the period July 9, 1997 through and including December 31, 1997 shall be due and payable on the date the principal balance of this Note is due and payable. Accrued interest from and after January 1, 1998 shall be due and payable in monthly installments, in arrears, with the first payment due on the 1st day of February, 1998 and continuing upon the 1st day of each and every month thereafter until September 16, 2001 upon which date the unpaid principal balance together with all accrued interest thereon shall be due and payable.

            Payee has executed a note in favor of Maker of even date herewith in the original principal amount of $4,128,672.88 (the "Fitz Note").

            Notwithstanding any provision to the contrary set forth herein, in the event Payee fails to pay a regular monthly installment or the balloon payment due under the Fitz Note, Maker shall have the right to delay payment upon the corresponding proportional percentage of the monthly installment or the balloon payment due under this Note until the date that Payee pays such delinquent payment(s) to Maker.

            Maker shall have the right to prepay without penalty all or any portion of the Note. Upon each such prepayment, Maker shall also pay all accrued interest on the principal amount prepaid. All payments on this Note shall be applied first to accrued interest and the balance to principal.

            Maker shall have the right from time to time, and at various times, to pay all or any portion of the remaining principal balance or any accrued interest under this Note by Maker electing, upon ten (10) days advance written notice to Payee, to have Payee accept a reduction in the then remaining principal balance and/or outstanding accrued interest of the Fitz Note as a payment under this Note, in like amounts, (principal for principal and interest for interest) as specified in such notice. Any such reduction in the principal balance of the Fitz Note shall not alter the regular monthly installment payments due under the Fitz Note.

            The holder of this Note may accelerate this Note, that is, declare the entire unpaid balance due and payable upon (1) failure to pay when due any installment of principal or interest due hereunder, or (2) the filing of any voluntary petition in bankruptcy by any maker, or any guarantor, if any, of this Note or the filing of an involuntary petition by the creditors of any maker, or guarantor, if any, of this Note, which involuntary petition remains undischarged for a period of sixty (60) days. Protest is waived.

            The acceptance of any payment hereunder which is less than payment of all amounts then due and payable shall not constitute a waiver of any of the rights or options of the holder hereof or to the exercise of those rights and options at the time of such acceptance or at any subsequent time.

            In the event that suit be brought hereon, or any attorney be employed or expenses be incurred to enforce this Note, then the prevailing party shall be entitled to its reasonable attorneys' fees and costs.

            This Note shall be construed and enforced in accordance with the laws of the State of Nevada. Maker agrees that Payee shall have the rights and remedies available to a creditor under the laws of the State of Nevada. Maker consents to the personal jurisdiction of the appropriate state or federal court located in Reno, Nevada.

            No waiver by Payee of any rights or remedy shall be effective unless in writing and signed by Payee, and no such waiver, on one occasion, shall be construed as a waiver on any other occasion. The Maker, to the extent permitted by law, waives presentment of payment, any and all lack of diligence or delays in the collection or enforcement hereof, and expressly agrees to remain and continue bound for the payment of the principal, interest and other sums provided for by the terms of this Note, notwithstanding any extension of time for the payment of, said principal or interest or other sum, or any change in the amount agreed to be paid under this Note.


        "MAKER":                            ________________________________
                                       John G. Metzker



        "PAYEE":                       FITZGERALDS RENO, INC.,
                                       a Nevada corporation


                                       By: _________________________________
                                           Max L. Page
                                           Executive Vice-President